--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                            PARTICIPATION AGREEMENT

                          dated as of August 15, 1997

                                     among

                      VITESSE SEMICONDUCTOR CORPORATION,

                                  as Lessee,

                        LEASE PLAN NORTH AMERICA, INC.,

                                  as Lessor,

            ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH,

                               as a Participant,

                                     and

            ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH,

                                   as Agent


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                    Vitesse Fab 2 Equipment Lease Facility

                               TABLE OF CONTENTS


                                                                                        Page

SECTION 1.
     DEFINITIONS; INTERPRETATION ..........................................................1

SECTION 2.

     CLOSING DATE .........................................................................2

SECTION 3.

     ACQUISITION OF THE PROPERTY; FUNDING OF ADVANCES .....................................2
     SECTION 3.1.    Lessor Commitment ....................................................2
     SECTION 3.2.    Participants' Commitments ............................................2
     SECTION 3.3.    [Intentionally Omitted] ..............................................2
     SECTION 3.4.    Procedures for Advances ..............................................2
     SECTION 3.5.    Allocation of Commitments ............................................3
     SECTION 3.6.    Termination, Reduction or Extension of Participants'
                     Commitments ..........................................................3
     SECTION 3.7.    Interest Rates and Payment Dates .....................................4
     SECTION 3.8.    Computation of Interest ..............................................6
     SECTION 3.9.    Pro Rata Treatment and Payments ......................................6
     SECTION 3.10.   The Account ..........................................................7
     SECTION 3.11.   Basic Rent ...........................................................7
     SECTION 3.12.   Purchase Payments by Lessee ..........................................7
     SECTION 3.13.   Residual Value Guarantee Amount Payment or Renewal Term
                     Payments by Lessee ...................................................9
     SECTION 3.14.   Sales Proceeds of Remarketing of Property ............................9
     SECTION 3.15.   Supplemental Rent ...................................................10
     SECTION 3.16.   Excepted Payments ...................................................10
     SECTION 3.17.   Distribution of Payments After Event of Default .....................10
     SECTION 3.18.   Other Payments ......................................................11
     SECTION 3.19.   Casualty and Condemnation Amounts ...................................11
     SECTION 3.20.   Order of Application ................................................11

SECTION 4.

     FEES ................................................................................12
     SECTION 4.1.    Commitment Fees .....................................................12
     SECTION 4.2.    Lease Arrangement Fee ...............................................12
     SECTION 4.3.    Defeasance Fee ......................................................12
     SECTION 4.4.    Overdue Fees ........................................................12


SECTION 5.
     CERTAIN INTENTIONS OF THE PARTIES ..................................................12
     SECTION 5.1.    Nature of Transaction ..............................................12
     SECTION 5.2.    Amounts Due Under Lease ............................................13

SECTION 6.

     CONDITIONS PRECEDENT TO
     ACQUISITION OF EQUIPMENT AND ADVANCES ..............................................14
     SECTION 6.1.    Conditions Precedent Documentation .................................14
          (a)    Funding Request ........................................................14
          (b)    Operative Documents ....................................................14
          (c)    [Intentionally Omitted] ................................................15
          (d)    Appraisal ..............................................................15
          (e)    [Intentionally Omitted] ................................................15
          (f)    Equipment Schedule and Bill of Sale ....................................15
          (g)    [Intentionally Omitted] ................................................15
          (h)    Evidence of Recording and Filing .......................................15
          (i)    Evidence of Insurance ..................................................15
          (j)    Evidence of Use of Proceeds ............................................15
          (k)    Taxes ..................................................................15
          (l)    [Intentionally Omitted] ................................................15
          (m)    Approvals ..............................................................15
          (n)    Litigation .............................................................16
          (o)    Requirements of Law ....................................................16
          (p)    Responsible Officer's Certificate of the Lessee ........................16
          (q)    The Lessee's Resolutions and Incumbency Certificate, etc. ..............16
          (r)    Responsible Officer's Certificate of the Guarantor .....................16
          (s)    The Guarantor's Resolutions and Incumbency Certificate, etc. ...........17
          (t)    Closing Date ...........................................................17
          (u)    No Material Adverse Effect .............................................17
          (v)    Responsible Officer's Certificate of the Lessor ........................17
          (w)    The Lessor's Resolutions and Incumbency Certificate, etc. ..............17
     SECTION 6.2.    Further Conditions Precedent .......................................17
          (a)    Representations and Warranties .........................................18
          (b)    Performance of Covenants ...............................................18
          (c)    Title ..................................................................18
          (d)    No Default .............................................................18

SECTION 7.

     [Intentionally Omitted] ............................................................18


SECTION 8.
     REPRESENTATIONS ....................................................................18
     SECTION 8.1.    Representations of the Lessor ......................................18
          (a)    Due Organization, etc. .................................................19
          (b)    Authorization; No Conflict .............................................19
          (c)    Enforceability, etc. ...................................................19
          (d)    Litigation .............................................................19
          (e)    Assignment .............................................................19
          (f)    Defaults ...............................................................19
          (g)    Use of Proceeds ........................................................19
          (h)    Securities Act .........................................................20
          (i)    Chief Place of Business ................................................20
          (j)    Federal Reserve Regulations ............................................20
          (k)    Investment Company Act .................................................20
          (l)    No Plan Assets .........................................................20
     SECTION 8.2.    Representations of the Participants ................................20
          (a)    No Plan Assets .........................................................20
          (b)    Due Organization, etc. .................................................20
          (c)    Authorization; No Conflict .............................................21
          (d)    Enforceability, etc. ...................................................21
          (e)    Litigation .............................................................21
     SECTION 8.3.    Representations of the Lessee ......................................21
          (a)    Corporate Status .......................................................21
          (b)    Corporate Power and Authority ..........................................21
          (c)    No Violation ...........................................................22
          (d)    Litigation .............................................................22
          (e)    Governmental Approvals .................................................22
          (f)    Investment Company Act .................................................22
          (g)    Public Utility Holding Company Act .....................................22
          (h)    Information ............................................................22
          (i)    Taxes ..................................................................23
          (j)    Compliance with ERISA ..................................................23
          (k)    Environmental and Other Regulations ....................................23
          (l)    Offer of Securities, etc. ..............................................23
          (m)    Financial Statements ...................................................23
     SECTION 8.4.    Representations of the Lessee With Respect to the Property on
                     the Closing Date ...................................................24
          (a)    Representations ........................................................24
          (b)    Property ...............................................................24
          (c)    Title ..................................................................25
          (d)    Insurance ..............................................................25
          (e)    Lease ..................................................................25
          (f)    Protection of Interests ................................................25
          (g)    [Intentionally Omitted] ................................................25


           (h)  Conditions Precedent........................................25
     SECTION 8.5.    Representations of the Lessee With Respect to
                     Each Advance...........................................25
           (a)  Representations.............................................25
           (b)  Equipment...................................................26
           (c)  No Liens....................................................26
           (d)  Advance.....................................................26
           (e)  Lease.......................................................26
           (f)  Protection of Interests.....................................26

SECTION 9.

     PAYMENT OF CERTAIN EXPENSES............................................26
     SECTION 9.1     Transaction Expenses...................................26
     SECTION 9.2.    Brokers' Fees and Stamp Taxes..........................27
     SECTION 9.3.    Obligations............................................27

SECTION 10.
     OTHER COVENANTS AND AGREEMENTS.........................................27
     SECTION 10.1.   Covenants of the Lessee................................27
           (a)  Information.................................................27
           (b)  Compliance with Laws........................................29
           (c)  Further Assurances..........................................29
           (d)  Existence; Franchises; Businesses...........................29
           (e)  Books and Records...........................................29
           (f)  Minimum Consolidated Quick Ratio............................29
           (g)  Minimum Consolidated Tangible Net Worth.....................29
           (h)  Maximum Consolidated Total Liabilities to Consolidated
                Tangible Net Worth..........................................30
           (i)  Minimum Consolidated Fixed Charge Ratio.....................30
           (j)  Profitability...............................................30
           (k)  Liens.......................................................30
           (l)  Fundamental Changes.........................................30
           (m)  Transactions with Affiliates................................31
           (n)  Restricted Payments.........................................31
           (o)  No Impairment of Deposits...................................31
           (p)  Investments.................................................31
     SECTION 10.2.   Cooperation with the Lessee............................32
     SECTION 10.3.   Covenants of the Lessor................................32
           (a)  Discharge of Liens..........................................32
           (b)  Change of Chief Place of Business...........................32


SECTION 11.
     PARTICIPATIONS.................................................................32
     SECTION 11.1.    Amendments; Actions on Default................................32
     SECTION 11.2.    General.......................................................34
     SECTION 11.3.    Conflicts.....................................................34
     SECTION 11.4.    Refusal to Give Consents or Fund..............................35
     SECTION 11.5.    Required Repayments...........................................35
     SECTION 11.6     Indemnification...............................................36
     SECTION 11.7.    Required Supplemental Payments................................36
     SECTION 11.8.    Application of Payments Received From Defaulting Participant
                      As a Cure For Payment Defaults................................37
     SECTION 11.9.    Order of Application..........................................37
     SECTION 11.10.   Investments Pending Dispute Resolution; Overnight
                      Investments...................................................37
     SECTION 11.11.   Agent to Exercise Lessor's Rights.............................38
     SECTION 11.12.   Exculpatory Provisions Regarding the Lessor...................38

SECTION 12.

     TRANSFERS OF PARTICIPANTS' INTERESTS...........................................38
     SECTION 12.1.   Restrictions on and Effect of Transfer by Participants.........38
          (a)     Required Notice and Effective Date................................38
          (b)     Assumption of Obligations.........................................39
          (c)     Employee Benefit Plans............................................39
          (d)     Representations...................................................39
          (e)     Amounts; Agent's Fee..............................................40
          (f)     Applicable Law....................................................40
          (g)     Effect............................................................40
     SECTION 12.2.   Covenants and Agreements of Participants.......................40
          (a)     Participations....................................................40
          (b)     Transferee Indemnities............................................41
     SECTION 12.3.   Future Participants............................................41

SECTION 13.

     INDEMNIFICATION................................................................41
     SECTION 13.1.   General Indemnification........................................41
     SECTION 13.2.   End of Term Indemnity..........................................43
     SECTION 13.3.   Environmental Indemnity........................................44
     SECTION 13.4.   Proceedings in Respect of Claims...............................45
     SECTION 13.5.   General Impositions Indemnity..................................46
          (a)     Indemnification...................................................46
          (b)     Payments..........................................................46
          (c)     Reports and Returns...............................................47

                                      -V-


              (d)   Income Inclusions ..............................................47
              (e)   Witholding Taxes ...............................................48
              (f)   Contests of Impositions ........................................48
              (g)   Documentations of Withholding Status ...........................50
              (h)   Limitation of Tax Indemnification ..............................50
      SECTION 13.6.    Funding Losses ..............................................51
      SECTION 13.7.    Regulation D Compensation ...................................51
      SECTION 13.8.    Basis for Determining Interest Rate Inadequate or Unfair.....51
      SECTION 13.9.    Illegality...................................................52
      SECTION 13.10.   Increased Cost and Reduced Return............................53
      SECTION 13.11.   Substitution of Participant..................................54
      SECTION 13.12.   Indemnity Payment in Addition to Residual Value Guarantee
              Amount................................................................54

SECTION 14.

      THE AGENT ....................................................................54
      SECTION 14.1.    Appointment..................................................54
      SECTION 14.2.    Delegation of Duties.........................................55
      SECTION 14.3.    Exculpatory Provisions.......................................55
      SECTION 14.4.    Reliance by Agent............................................55
      SECTION 14.5.    Notice of Default............................................55
      SECTION 14.6.    NonReliance on Agent and Other Participants..................56
      SECTION 14.7.    Indemnification..............................................56
      SECTION 14.8.    Agent in its Individual Capacity.............................57
      SECTION 14.9.    Successor Agent..............................................57

SECTION 15.

      MISCELLANEOUS ................................................................57
      SECTION 15.1.    Survival of Agreements.......................................57
      SECTION 15.2.    No Broker, etc ..............................................58
      SECTION 15.3.    Notices......................................................58
      SECTION 15.4.    Counterparts.................................................58
      SECTION 15.5.    Amendments ..................................................58
      SECTION 15.6.    Headings, etc ...............................................59
      SECTION 15.7.    Parties in Interest..........................................59
      SECTION 15.8.    GOVERNING LAW ...............................................60
      SECTION 15.9.    Severability ................................................60
      SECTION 15.10.   Liability limited............................................60
      SECTION 15.11.   Further Assurances...........................................60
      SECTION 15.12.   Submission to Jurisdiction...................................61
      SECTION 15.13.   Confidentiality..............................................61
      SECTION 15.14.   WAIVER OF JURY TRIAL.........................................61
      SECTION 15.15.   Usury Savings Clause.........................................61

                                   SCHEDULES

SCHEDULE I        Participants' Commitments
SCHEDULE II       Notice Information and Funding Offices
SCHEDULE III      Environmental Matters

                                  APPENDICES

APPENDIX 1        Definitions and Interpretation

                                   EXHIBITS

EXHIBIT A         Intentionally Omitted
EXHIBIT B         Form of Funding Request
EXHIBIT C         Intentionally Omitted
EXHIBIT D         Intentionally Omitted
EXHIBIT E         Intentionally Omitted
EXHIBIT F         Intentionally Omitted
EXHIBIT G         Intentionally Omitted
EXHIBIT H         Intentionally Omitted
EXHIBIT I         Form of Lessee's Completion Certificate
EXHIBIT J         Form of Assignment and Acceptance
EXHIBIT K         Form of Participant's Letter
EXHIBIT L         Assignment of Lease and Consent to Assignment
EXHIBIT M         Construction Agency Agreement
EXHIBIT N         Construction Agency Agreement Assignment
EXHIBIT O         Guarantee
EXHIBIT P         Defeasance Deposit Agreement
EXHIBIT Q         Intentionally Omitted
EXHIBIT R         Security Agreement
EXHIBIT S         Form of Financial Covenant Compliance Certificate

                            PARTICIPATION AGREEMENT

     THIS PARTICIPATION AGREEMENT, dated as of August 15, 1997 (this "Participation Agreement"), is entered into by and among VITESSE SEMICONDUCTOR
 -----------------------
CORPORATION, a Delaware corporation, as Lessee (together with its permitted successors and assigns, the "Lessee"); LEASE PLAN NORTH AMERICA, INC., an
                             ------
Illinois corporation, as Lessor (together with its permitted successors and assigns, the "Lessor"); ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH,
              ------
as a Participant (together with its permitted successors and assigns each a "Participant" and collectively the "Participants"); and ABN AMRO BANK N.V., SAN
 -----------                        ------------
FRANCISCO INTERNATIONAL BRANCH, as Agent (in such capacity, together with its successors in such capacity, the "Agent") for the Participants.
                                  -----

                             PRELIMINARY STATEMENT
     In accordance with the terms of this Participation Agreement, the Lease and the other Operative Documents,

           A. the Lessor contemplates purchasing certain items of Equipment to be used in connection with the Lessee's semiconductor fabrication facility located in Colorado Springs, Colorado and leasing, as Lessor, such Equipment to the Lessee under the Lease; and

           C. the Lessor wishes to obtain, and the Participants are willing to provide, financing of the funding of the costs of acquisition of such Equipment through the purchase of Participation Interest in the Lease and the Rent.

     In consideration of the mutual agreements contained in this Participation Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  SECTION 1.

                          DEFINITIONS; INTERPRETATION

     Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix 1 hereto for
                                                           ----------
all purposes hereof; and the rules of interpretation set forth in Appendix 1
                                                                 ----------
hereto shall apply to this Participation Agreement.

                                  SECTION 2.

                                 CLOSING DATE

     The closing date (the "Closing Date") shall occur on the date of the
                            ------------
initial Advance, which shall be the earliest date on which all the conditions precedent thereto set forth in Sections 6.1 and 6.2 hereof shall have been
                               ------------     ---
satisfied or waived by the applicable parties as set forth therein.

                                  SECTION 3.

               ACQUISITION OF THE PROPERTY; FUNDING OF ADVANCES

     SECTION 3.1.  Lessor Commitment.  Subject to the conditions and terms
                   -----------------
hereof, the Lessor shall take the following actions at the written request of the Lessee from time to time during the Commitment Period:

          (a) make Advances (out of funds provided by the Participants) for the purpose of financing the acquisition of the Equipment;

          (b) acquire the Equipment (using funds provided by the Participants); and

          (c)    lease the Property as lessor to the Lessee under the Lease.

     SECTION 3.2   Participants' Commitments.  Subject to the terms and
                   -------------------------
conditions hereof, each Participant severally shall purchase a Participation Interest in the Advances being made by the Lessor at the request of the Lessee from time to time during the Commitment Period by making available to the Lessor on each Funding Date an amount in immediately available funds equal to such Participants' Commitment Percentage of the amount of the Advance being funded on such Funding Date. Notwithstanding any other provision hereof, no Participant shall be obligated to purchase its Participation Interest in any Advance if (i) the amount of such purchase would exceed its Available Commitment, or (ii) if, after giving effect to the proposed Advance, the outstanding aggregate amount of such Participant's Participation Interest in the Advances would exceed such Participant's Commitment.

     SECTION 3.3   [Intentionally Omitted].

     SECTION 3.4   Procedures for Advances.  (a) With respect to each funding of
                   -----------------------
an Advance, the Lessee shall give the Lessor and the Agent prior written notice not later than 10:00 a.m., San Francisco time, three Business Days prior to the proposed Funding Date, pursuant, in each case, to a Funding Request substantially in the for of Exhibit B (a "Funding Request"), specifying (i) the
                            ---------     ---------------
proposed funding Date, (ii) the amount and purpose of the Advance requested,
(iii) the initial Interest Period for such Advance, (iv) the payee of such Advance, and (v) the Property Costs of the applicable Property. The Agent shall promptly forward a copy of such Funding REquest to each Participant. The
Lessee shall not request more than one Funding Date during any calendar month.

Each Advance (other than an Interest Payment Advance and the initial Advance) shall be in a minimum amount of $1,000,000 or in amounts of $100,000 in excess thereof. Subject to the satisfaction or waiver of the conditions precedent to such Advance set forth in Section 6, each Participant shall purchase its
                          ---------
Participation Interest in such Advance by making available to the Lessor its proportionate share of such Advance in immediately available federal funds by wire transfer to the Agent for deposit to the Lessee's demand deposit account with the Agent not later than 12:00 noon, San Francisco time, on the applicable Funding Date. Upon (i) the Lessee's receipt of the funds provided by the Participants with respect to an Advance, and (ii) satisfaction or waiver of the conditions precedent to such Advance set forth in Section 6, the Lessee shall
                                                  ---------
pay or retain as payment or reimbursement of, Property Costs, in each case from the funds provided by the Participants for such Advance.

          (b)    On each Funding Date requested pursuant to Section 3.4(a), the
                                                            --------------
Lessee shall deposit immediately available funds with the Defeasance Deposit Depositary Bank in the amount of the Tranche A Participation Interest in the Advance so requested pursuant to the Defeasance Deposit Agreement. Each such deposit (collectively, the "Defeasance Deposit") shall be the property of the
                            ------------------
Defeasance Deposit Depositary Bank and shall be held and administered in accordance with the Defeasance Deposit Agreement.

     SECTION 3.5.  ALLOCATION OF COMMITMENTS. Schedule I hereto contains an
                   -------------------------  ----------
allocation for each Participant of (i) the amount of its Commitment representing its Tranche A Participation Interest ("Tranche A Participation
                                                    -----------------------
Interest Commitment"), (ii) the amount of its commitment representing its
-------------------
Tranche B Participation Interest ("Tranche B Participation Interest
                                  ---------------------------------
Commitment"), and (iii) the percentage referred to in the definition of the term
----------
"Participation Interest". The Lessee, the Lessor and the Participants have approved all such allocations and percentages. Schedule I shall be amended (i) as required to reflect changes in the allocations set forth thereon due to the addition of additional Participants pursuant to Section 12.1 and (ii) to reflect
                                                ------------
the payment of any Renewal Term Payment pursuant to Section 21.1 of the Lease and the distribution of such payment to the Participants pursuant to Section
                                                                     -------
3.13.
----
     SECTION  3.6  Termination, Reduction or Extension of Participants'
                   ---------------------------------------------------
Commitments. (a) The Lessor shall have the right, upon not less than five
-----------
Business Days' written notice to the Agent, to terminate the Participants' Commitments or, from time to time, to reduce the amount of the Participants' Commitments, provided that (i) after giving effect to such reduction the
             -------- ----
aggregate outstanding principal amount of the Tranche A Participation Interests shall not exceed the aggregate Tranche A Participation Interest Commitments,
(ii) after giving effect to such reduction, the aggregate outstanding principal amount of the Tranche B Participation Interests shall not exceed the aggregate Tranche B Participation Interest Commitments, and (iii) any such reduction shall be made pro rata among the Participants' Commitments within each Tranche. Prior to the occurrence and continuance of an Event of Default the Lessor shall exercise such right only as directed by the Lessee and after the occurrence and during the continuance of an Event of Default the Lessor shall exercise such right only as directed by the Required Participants. In the event that, after the occurrence and during the continuance of any Event of Default, the Lessor and the Participants exercise such right, the Lessee may exercise its Purchase Option under Section 20.1 of the Lease upon not less than ten (10) days' written notice to the Lessor.

          (b) The Lessee may, by written request to the Lessor and Agent (which the Agent shall promptly forward to each Participant) given not later than 90 days prior to the Maturity Date then in effect, request (an "Extension Request")
                                                             -----------------
that the Maturity Date be extended for up to two one (1) - year periods commencing on the date following the Maturity Date then in effect. The extension of the Maturity Date contemplated by any Extension Request shall become effective as of the date following the Maturity Date then in effect; (the "Extension Effective Date") provided that:
 ------------------------

               (A) on both the date of the Extension Request and the Extension Effective Date, (x) each of the representations and warranties made by the Lessee and the Lessor in or pursuant to the Operative Documents shall be true and correct in all material respects as if made on and as of each such date, except for representations and warranties made as of a specific date, which shall be true and correct in all material respects as of such date,
     (y) no Event of Default shall have occurred and be continuing, and (z) on each of such dates the Agent shall have received a certificate of the Lessee and the Lessor, each as to itself, as to the matters set forth in clause (x) above and from the Lessee as to the matters set forth in clause
     -----------                                                         ------
     (y) above,
     ---

               (B) the Agent and the Required Participants shall have received satisfactory evidence that the Expiration Date shall, after giving effect to any extension thereof which has become effective on or prior to such Extension Effective Date, occur on the Maturity Date as so extended,

               (C) on or prior to November 1 of the year in which an Extension Request is made, the Lessor shall have received a Renewal Term Appraisal, and

               (D) on the Maturity Date then in effect the Lessee shall pay to the Lessor the Renewal Term Payment.

          (c) The Lessee shall notify the Lessor and the Participants whether it wishes to extend the Construction Period to the date that is six months after the initial Outside Completion Date at least thirty (30) days prior to the initial Outside Completion Date. The Construction Period and the Outside Completion Date shall not be extended unless each Participant, in its sole discretion, consents thereto within fifteen (15) days of the initial Outside Completion Date. Each Participant may make such decision based upon such credit information regarding the Lessee, interest rates and market conditions and such other factors as it may consider relevant. If the Construction Period is so extended, the Lessee shall pay Commitment Fees to the Agent for the account of the Tranche B Participants during such extension of the Construction Period.

          SECTION 3.7. Interest Rates and Payment Dates. (a) Each Advance
                       --------------------------------
representing Tranche A Participation Interests shall bear interest at a rate per annum determined as follows:

               (i) during the Term of the Lease and ending on the initial Expiration Date, each Advance representing Tranche A Participation Interests shall bear interest at a rate per annum equal to [*] for the period commencing on the initial Funding Date and ending on the initial Expiration Date; and

                         [* CONFIDENTIAL INFORMATION]

          (ii) during any Renewal Term of the Lease, if any, each Advance representing Tranche A Participation Interests shall bear interest at a rate per annum equal to [*] for the period commencing on the first day of such Renewal Term and ending on the last day of such Renewal Term.

     Each Advance in respect of the Tranche B Participation Interests shall bear interest for each day during each Interest Period with respect thereto at a rate per annum for such Interest Period equal to the Three Month Eurodollar Rate determined for such day plus the Applicable Margin.

     (b) If all or a portion of(i) the amount of any Advance, (ii) any interest payable thereon or (iii) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate.

     (c) Interest shall be payable in cash (except as provided in paragraphs (d) and (e) below) in arrears on each Scheduled Payment Date, provided that (i) interest accruing pursuant to paragraph (b) of this Section 3.7 shall be payable from time to time on demand and (ii) each prepayment of Advances shall be accompanied by accrued interest to the date of such prepayment on the amount of Advances so prepaid.

     (d) On each date which is three Business Days prior to any Scheduled Payment Date during the Interest Capitalization Period, the Lessee shall be deemed to have requested an Advance comprised of an Interest Payment Advance pursuant to Section 3.4 and the Lessor shall be deemed to have requested a purchase pursuant to Section 3.2 of Participation Interests in such Advance in an amount equal to the aggregate amount of the Basic Rent due and payable on such date with respect to accrued interest on outstanding Advances. The Funding Date with respect to any such Interest Payment Advance and purchase of Participation Interests therein shall be the relevant Scheduled Payment Date (provided that such Advance and the purchase of such Participation Interests shall be subject to satisfaction of the applicable conditions precedent set forth in Section 6) and the proceeds of such payment shall be applied to pay such accrued interest. On each such Funding Date, the Property Cost shall be increased by an amount equal to the Basic Rent paid on such date with respect to such Property with the proceeds of such payment, and the Property Cost of each item of Equipment shall be increased by its pro rata portion of such Advance.

     (e) After the Interest Capitalization Period, interest accruing on the Tranche A Participation Interests shall be payable by offsetting interest accruing on the Defeasance Deposit pursuant to the Defeasance Deposit Agreement as of the applicable Payment Date.

     SECTION 3.8. Computation of Interest. (a) Whenever it is calculated on the basis of the Alternate Base Rate, interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed; and, other, vise, interest shall be calculated on the basis of a 360-day year for the actual days elapsed. The Agent shall as soon as practicable after the commencement of each Interest Period notify the Lessor, the Lessee and the Participants of each determination of a Three Month Eurodollar Rate. Any change in the interest rate on an Advance

                         [* CONFIDENTIAL INFORMATION]
resulting from a change in the Alternate Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Agent shall as soon as practicable notify the Lessor, the Lessee and the Participants of the effective date and the amount of each such change in interest rate.

     (b) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Lessor, the Lessee and the Participants in the absence of manifest error. The Agent shall, at the request of such parties, deliver to such parties a statement showing the quotations used by the Agent in determining any interest rate pursuant to
Section 3.8(a).

     SECTION 3.9. Pro Rata Treatment and Payments. (a) Each participation in the Advances by the Participants hereunder and each reduction of the Commitments of the Participants shall be made pro rata among the Tranche A Participants and Tranche B Participants according to the respective Commitment Percentages of each such Participant. Except as otherwise provided in Sections 3.10 - 3.20,
 .each payment (including each prepayment) by the Lessor on account of Participation Interests representing the amount of and interest on the Advances shall be made pro rata among the Tranche A Participants and Tranche B Participants according to the respective Participation Interests of each such Participant. All payments (including prepayments) to be made by the Lessor 'hereunder to the Participants with respect to their Participation Interests, whether on account of principal, interest or otherwise, shall be payable to the extent received by the Lessor from or on behalf of the Lessee and shall be made without setoff or counterclaim and shall be made prior to 12:00 noon, San Francisco time, on the due date thereof to the Agent, for the account of the Participants, at the Agent's office referred to in Section 15.3 of this Agreement, in Dollars and in immediately available funds. The Agent shall distribute such payments to the Participants promptly upon receipt in like funds as received. If any payment hereunder (other than payments of Participation Interests in the Advances) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment of Participation Interests in an Advance becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension or shortening of the due date of any payment pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during Such extension or until such shortened due date, as the case may be.

     (b) Unless the Agent shall have been notified in writing by any Participant prior to funding its Participation Interest in an Advance that such Participant will not make its share of such Advance available to the Agent, the Agent may assume that such Participant is making such amount available to the Agent, and the Agent may, in reliance upon such assumption, make available to the Lessor a corresponding amount. If such amount is not made available to the Agent by the required time on the Funding Date therefor, such Participant shall pay to the Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Participant makes such amount immediately available to the Agent. A certificate of the Agent submitted to any Participant with respect to any amounts owing under this
Section 3.9(b) shall
be conclusive in the absence of manifest error. If such Participant's share of such Advance is not made available to the Agent by such Participant within three Business Days of such Funding Date, the Agent shall also be entitled to recover such amount with interest thereon at the rate borne by such Advance, on demand, from the Lessee, to the extent the Agent has made a corresponding amount of the Advance to the Lessee.

SECTION 3.10. The Account. The Agent may if it so desires establish an account
              -----------
(the "Account") into which the Agent shall deposit all payments, receipts and
      -------
other consideration of any kind whatsoever paid under the Lease and received by the Agent pursuant to this Agreement, the Lease and any other Operative Document. The Agent shall make distributions of such payments, receipts and other consideration (and, if an Account is used, from the Account) pursuant to the requirements of Sections 3.11 -3.20 hereof. Notwithstanding anything
                    -------------------
contained in this Section 3 or the other Operative Documents to the contrary, to the extent Tranche A Basic Rent, the Residual Value Guarantee Amount or any portion of Asset Termination Value payable to the Lessor on account of the Tranche A Participation Interests in the Advances is to be paid from the interest accruing on, or the principal amount of, the Defeasance Deposit pursuant to any provision of the Lease or the Defeasance Deposit Agreement, (i) such payments shall not require a cash transfer from the Lessee but shall be payable by means of an offset against interest accruing on, or the applicable amount of principal of, the Defeasance Deposit and (ii) the Lessee shall not be required to make any such transfer of such amounts to the Tranche A Participants.

SECTION 3.11. Basic Rent. Each payment (or portion thereof) of Basic Rent
              ----------
comprising interest on the Advances (and any payment of interest on overdue installments of such component of Basic Rent) received by the Agent shall be distributed by the Agent as promptly as possible (it being understood that any
                                                  -------------------
payments of such component of Basic Rent received by the Agent on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date received in the funds so received) to the Participants pro rata in
                                                            --------
accordance with, and for application to, the portion of their Participation Interests in such portion of Basic Rent, as well as in any overdue interest due to such Participant (to the extent permitted by applicable law); provided, that
(i) interest accruing on the Defeasance Deposit shall only be applied to pay Basic Rent owing to the Tranche A Participants; and (ii) Basic Rent paid in cash by the Lessee in respect of interest accruing on the Tranche B Participation Interests shall only be applied to pay Basic Rent owing to the Tranche B Participant.s.

SECTION 3.12. Purchase Payments by Lessee. Any payment received by the Agent as
              ---------------------------
a result of:

(a) the purchase of the Lessor's interest in the Property in connection with the Lessee's exercise of its Purchase Option or Partial Purchase Option under
Section 20.1 of the Lease, or

(b) the Lessee's compliance with its obligation to purchase the Lessor's interest in the Property in accordance with Section 20.2 of the Lease, or

(c) the payment of the Asset Termination Value in accordance with Sections 16.2(b), I6.3 or 16.4 of the Lease, or

(d) the Lessee falling to fulfill one or more of the conditions to exercise of the Remarketing Option pursuant to Section 22.1 of the Lease and the Agent's receipt pursuant to the next-to-last paragraph of Section 22.1 of the Lease of the Asset Termination Value in accordance with Section 20.2 of the Lease, shall be distributed by the Agent as promptly as possible (it being understood that any such payment received by the Agent on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date on which such funds are so received) to pay in full the Participant Balance of each Participant and in the case that the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Participants without priority of one over the other, in the proportion that the Participant Balance of each bears to the aggregate of all of the Participant Balances; provided, that any payment received by means of offset against the Defeasance Deposit shall be applied in the following order of priority:

first, to the Tranche A Participants for application to pay in full the Tranche
-----
A Participation Interest Balance of each Tranche A Participant; and

second, to the Tranche B Participants for application to pay in full the Tranche
------
B Participation Interest Balance of each Tranche B Participant, and in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Participants without priority of
                --------
one Tranche B Participant over the other in the proportion that each such Tranche B Participant's Tranche B Participation Interest Balance bears to the aggregate Tranche B Participation Interest Balances of all Tranche B Participants. To the extent that any amount of the Defeasance Deposit Collateral remains in any Account (as defined in the Defeasance Deposit Agreement) after all payments required to be made by this Section 3.12 and Section 3.13 have been made and the Participation Interests have been paid in full, the Agent shall cause such remaining amount to be refunded promptly to the Lessee.

(e) Notwithstanding any other provision in this Agreement, the Lease or any other Operative Document to the contrary, the Lessee, the Agent, the Participants and the Lessor agree that upon the maturity or acceleration of the Lessee's obligation to pay the Asset Termination Value, Residual Value Guarantee Amount or Purchase Option Price, any and all amounts of Defeasance Deposit Collateral that have been deposited by the Lessee pursuant to the Defeasance Deposit Agreement and that have not been withdrawn by the Lessee or offset or applied by the Lessor, the Agent or any Participant (in accordance with the terms of the Defeasance Deposit Agreement) as of such maturity or acceleration date, shall be required to be applied by the Agent and the Lessor to satisfy the Lessee's obligation to pay such portion of the Asset Termination Value, Purchase Option Price or Residual Value Guarantee represented by the Defeasance Deposit Collateral notwithstanding the fact that such amounts may not then be actually available, for any reason attributable to the Lessor, the Agent or any Participant (including, without limitation any fraud or misapplication of funds by the Lessor, the Agent or any Participant, decline in value of the

Collateral or the filing by or against the Lessor, the Agent or any Participant of any insolvency, bankruptcy, dissolution, liquidation, reorganization or similar proceeding, but except to the extent resulting from a proceeding involving the insolvency of the Lessee), at Defeasance Deposit Depositary Bank to pay such obligation.

     SECTION 3.13. Residual Value Guarantee Amount Payment or Renewal Term
                   -------------------------------------------------------
Payments by Lessee. The payment by the Lessee to the Agent of (i) the Residual
------------------
Value Guarantee Amount in accordance with Article XXII of the Lease (including payment by means of offset against the Defeasance Deposit) upon the Lessee's exercise of the Remarketing Option or (ii) a Renewal Term Payment in accordance with Section 21.1 of the Lease (including payment by means of offset against the Defeasance Deposit) in connection with the Lessee's exercise of a Renewal Option shall be distributed by the Agent as promptly as possible (it being understood that any such payment received by the Agent on a timely basis in accordance with the provisions of the Lease shall be distributed on the date on which such funds are so received) in the following order of priority:

         first, to the Tranche A Participants for application to pay in full
         -----
     the Tranche A Participation Interest Balance of each Tranche A Participant; and

          second, to the Tranche B Participants for application to pay in full
          ------
     the Tranche B Participation Interest Balance of each Tranche B Participant, and in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Participants without priority of one Tranche B Participant over the other in the proportion that each such Tranche B Participant's Tranche B Participation Interest Balance bears to the aggregate Tranche B Participation Interest Balances of all Tranche B Participants.

     SECTION 3.14. Sales Proceeds of Remarketing of Property. Any payments
                   -----------------------------------------
received by the Agent as proceeds from the sale of the Property sold pursuant to the Lessee's exercise of the Remarketing Option pursuant to Article XXII of the Lease, together with any payment made by the Lessee as a result of an appraisal pursuant to Section 13.2 of this Agreement, shall be distributed by the Agent as
            ------------
promptly as possible (it being understood that any such payment received by the
                      -------------------
Agent on a timely basis and in accordance with the provisions of the Lease shall be distributed on the date received) in the funds so received in the following order of priority:

         first, to the Tranche B Participants for application to pay in full the
         -----
     Tranche B Participation Interest Balance of each Tranche B Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Tranche B Participants without priority of one Tranche B Participant over the other in the proportion that each Tranche B Participant's Tranche B Participation Interest Balance bears to the aggregate Tranche B Participation Interest Balances of all Tranche B Participants;

          second, to the Tranche A Participants for application to pay in full
          ------
     the Tranche A Participation Interest Balance of each Tranche A Participant, and in the case where the amount so distributed shall be insufficient to pay in full as aforesaid, then pro rata among
                                    --------
     the Tranche A Participants without priority of one Tranche A Participant over the other in the proportion that each Tranche A Participant's Tranche A Participation Interest Balance bears to the aggregate Tranche A Participation Interest Balances of all Tranche A Participants; and

          third, the balance, if any, shall be promptly distributed to, or as directed by, the Lessee.

     SECTION 3.15. Supplemental Rent. All payments of Supplemental Rent received by the Agent (excluding any amounts payable pursuant to the preceding provisions of this Section 3) shall be distributed promptly by Agent upon receipt thereof to the Persons entitled thereto pursuant to the Operative Documents.

     SECTION 3.16. Excepted Payments. Notwithstanding any other provision of this Agreement or the Operative Documents, any Excepted Payment received at any time by the Agent shall be distributed promptly to the Person entitled to receive such Excepted Payment pursuant to the Operative Documents.

     SECTION 3.17. Distribution of Payments After Event of Default. (a) All payments received and amounts realized by the Lessor or the Agent after an Event of Default exists, including under the Guarantee or the Defeasance Deposit Agreement and proceeds from the sale of any of the Property, proceeds of any amounts from any insurer or any Governmental Authority in connection with any Casualty or Condemnation, or from Lessee as payment in accordance with the Lease, including any payment received from Lessee pursuant to Section 17 of the Lease, shall, if received by Lessor, be paid to the Agent as promptly as possible and shall be distributed by the Agent as promptly as possible (it being understood that any such payment received by the Agent on a timely basis and in accordance with the provisions of the Operative Documents shall be distributed on the date received in the funds so received) in the following order of priority:

          first, so much of such payment or amount as shall be required to reimburse the Lessor or the Agent for any tax, expense or other loss incurred by the Lessor or the Agent (including, to the extent not previously reimbursed, those incurred in connection with any duties of the Agent as the Agent) and any unpaid ongoing fees of the Lessor and the Agent shall be distributed to each of them for its own account;

          second, so much of such payments or amounts as shall be required to reimburse the then existing or prior Participants for payments made by them to the Lessor pursuant to Section 18.1 of the Lease (to the extent not previously reimbursed) and to pay such then existing or prior Participants the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Documents shall be distributed to each such Participant without priority of one over the other in accordance with the amount of such payment or payments payable to each such Person;

          third, (i) in the case of a sale of the Property, in the order of priority set forth in Section 3.14, (ii) in the case of the application of the Defeasance Deposit, in the order of priority set forth in Section 3.13 and (iii) in all other cases, so much of such amount as shall be required to pay in full the Participant
     Balance of each Participant, and in the case that the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Participants without priority of one over the other, in the proportion that the Participant Balance of each bears to the aggregate Participant Balances of all the Participants; and

          fourth, the balance, if any, of such payment or amounts remaining thereafter shall be promptly distributed to, or as directed by, the Lessee.

     SECTION 3.18. Other Payments. (a) Except as otherwise provided in Sections 3.11, 3.12, 3.17 and paragraph (b) below,

          (i) any payment received by the Agent for which no provision as to the application thereof is made in the Operative Documents or elsewhere in this
     Section 3, and

          (ii) all payments received and amounts realized by the Agent under the Lease or otherwise with respect to the Property or the Defeasance Deposit to the extent received or realized at any time after indefeasible payment in full of the Participant Balances of all of the Participants and any other amounts due and owing to the Lessor, the Participants or the Agent, shall be distributed forthwith by the Agent in the order of priority set forth in Section 3.12 (in the case of any payment described in clause (i) above) or in Section 3.17 hereof (in the case of any payment described in clause (ii) above), except, that (i) in the case of any payment described in clause (ii) above, such payment shall be distributed omitting clause third of such Section 3.17; and the balance, if any (in the case of any payment described in clause
(i) or (ii) above), shall be distributed to, or as directed by, the Lessee, and
(ii) any payments received under the Guaranty shall be distributed solely to the Participants in accordance with the priorities set forth in Section 3.17.

     (b) Except as otherwise provided in Sections 3.11 and 3.12 hereof, any payment received by the Agent for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Section 3 shall be distributed forthwith by the Agent to the Person and for the purpose for which such payment was made in accordance with the terms of such Operative Document.

     SECTION 3.19. Casualty and Condemnation Amounts. Any amounts payable to the Lessor as a result of a Casualty or Condemnation pursuant to Section 15.1 of the Lease (but excluding any amounts payable pursuant to Section 16.2 of the Lease) shall, if no Lease Event of Default exists, be paid over to Lessee for the rebuilding, replacement or restoration of that portion of the Property to which such Casualty or Condemnation applied, and any excess proceeds shall be paid to the Lessee.

     SECTION 3.20. Order of Application. To the extent any payment made to any Participant pursuant to Sections 3.1-2, 3.13, 3.14 or 3.15 is insufficient to pay in full the Participant Balance of such Participant, then each such payment shall first be applied to its Participation Interest in accrued interest and then to its Participation Interest in principal of the Advances.

                                  SECTION 4.

                                     FEES

     SECTION 4.1. Commitment Fees. The Lessee shall pay to the Agent for the account of each Tranche B Participant a commitment fee (the "Commitment Fees") for the period from and including the Closing Date to the earlier of (i) the Completion Date or (ii) the Outside Completion Date, computed in the case of each Tranche B Participant at a rate per annum equal to the Commitment Fee Rate on the amount of the Available Tranche B Commitment of such Participant, in each case during the period for which payment is made, payable on each Commitment Fee Payment Date. Commitment Fees shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed.

     SECTION 4.2. Lease Arrangement Fee. The Lessee shall pay to the Arranger the lease arrangement fee (the "Lease Arrangement Fee") referred to in that certain commitment letter from the Arranger to the Lessee dated as of June 26, 1997, at such times as are specified in such letter.

     SECTION 4.3. Defeasance Fee. The Lessee shall pay to the Agent for the account of each Tranche A Participant a defeasance fee (the "Defeasance Fee") in the amount of [*] of the aggregate Tranche A Participation Interest Commitment on the Closing Date.

     SECTION 4.4. Overdue Fees. If all or a portion of any fee due hereunder shall not be paid when due, such overdue amount shall bear interest, payable by the Lessee on demand, at a rate per annum equal to the Overdue Rate from the date of such nonpayment until such amount is paid in full (as well after as before judgment).

                                  SECTION 5.

                       CERTAIN INTENTIONS OF THE PARTIES

     SECTION 5.1. Nature of Transaction. (a) It is the intent of the parties hereto that: (i) the Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, for purposes of the Lessee's financial reporting, and (ii) for purposes of federal, state and local income or franchise taxes and for any other tax imposed on or measured by income, the transaction contemplated hereby is a financing arrangement and preserves ownership in the Property in the Lessee. Nevertheless, the Lessee acknowledges and agrees that neither the Agent, the Lessor nor any Participant has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

                         [* CONFIDENTIAL INFORMATION]

     Notwithstanding any provision of this Participation Agreement to the contrary, the parties hereto agree and declare that: (i) the transactions contemplated by the Lease are intended to have a dual, rather than single, form; and (ii) all references in this Participation Agreement to the "lease" of the Property which fail to reference such dual form do so as a matter of convenience only and do not reflect the intent of the parties hereto as to the true form of such arrangements. The parties hereto agree that, in accordance with their intentions expressed herein and the substance of the transactions contemplated hereby, the Lessee (and not the Lessor) shall be treated as the owner of the Property for federal, state, and local income and property tax purposes and the Lease shall be treated as a financing arrangement. The Lessee shall be entitled to take any deduction, credit, allowance or other reporting, filing or other tax position consistent with such characterizations. The Lessor and the Participants shall file any federal, state or local income tax returns, reports or other statements in a manner which is consistent with the foregoing provisions of this
Section 5.1, provided that the Lessor and any Participant may take a position that is inconsistent with the Lessee's status as owner of the Property if: (x) there has been a change in law or regulation so requiring as supported by an opinion of counsel reasonably acceptable to the Lessee that there is not substantial authority for such a consistent reporting position; or (y) (A) there has been an administrative or judicial holding that the Lessee is not the owner of the Property for such tax purposes, (B) the Lessee has no fight to contest such holding pursuant to Section 13.5 of the Participation Agreement, and (C) the Lessee's lack of right to contest is not the result of an Indemnitee's waiver of its fight to indemnification pursuant to Section 13.5(f)(iii) of the Participation Agreement or failure of the amount at issue to exceed the minimum amount set forth in Section 13.5(f)(iv)(B) of the Participation Agreement.

     (b) Specifically, without limiting the generality of subsection (a) of this
Section 5.1, the parties hereto intend and agree that with respect to the nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Lessor or any Participant or any enforcement or collection actions, (i) the transactions evidenced by the Operative Documents are loans made by the Lessor and the Participants as unrelated third party lenders to the Lessee secured by the Property, (ii) the obligations of the Lessee under the Lease to pay Basic Rent and Supplemental Rent or Asset Termination Value in connection with any purchase of the Property pursuant to the Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor and the Participants to the Lessee, (iii) the Lease grants a security interest and lien on the Property and the collateral described in the Security Agreement to the Lessor, the Agent and the Participants to secure the Lessee's performance and payment of all amounts under the Lease and the other Operative Documents.

     SECTION 5.2. Amounts Due Under Lease. Anything else herein or elsewhere to the contrary notwithstanding, it is the intention of the Lessee, the Lessor, the Participants and the Agent that: (i) the amount and timing of installments of Basic Rent due and payable from time to time from the Lessee under the Lease shall be equal to the aggregate payments due to the Participants in respect of their Participation Interests on each Payment Date; (ii) if the Lessee elects the Purchase Option or becomes obligated to purchase the Property under the Lease, the Participation Interests, all fees and all of the interest on overdue amounts thereon and all other obligations of the Lessee owing to the Lessor, the Participants and the Agent shall be paid in full by the Lessee; (iii) if the Lessee properly elects the Remarketing Option, the Lessee shall only be required to pay to the Lessor the proceeds of the sale of the Property, the Residual Value Guarantee Amount and any amounts due pursuant to Section 13 of this Participation Agreement and
Section 22.2 of the Lease (which aggregate amounts may be less than the Asset Termination Value); and (iv) upon an Event of Default resulting in an acceleration of the Lessee's obligation to purchase the Property under the Lease, the amounts then due and payable by the Lessee under the Lease shall include all amounts necessary to pay in full the Asset Termination Value, plus all other amounts then due from the Lessee to the Participants, the Agent and the Lessor under the Operative Documents.

                                  SECTION 6.

                            CONDITIONS PRECEDENT TO
                     ACQUISITION OF EQUIPMENT AND ADVANCES

     SECTION 6.1. Conditions Precedent-- Documentation. The obligation of the Lessor to acquire Equipment on any Funding Date and to make an Advance to finance the acquisition of Equipment or the funding of any Interest Payment Advance on any Funding Date, and the obligation of each Participant to purchase its Participation Interest in, and to make available to the Lessor its related portion of, each such Advance on such Funding Date are subject to satisfaction or waiver of the following conditions precedent and the conditions precedent set forth in Section 6.2 (it being understood that the Lessor's obligation to acquire such Equipment, shall not be subject to the conditions precedent set forth in this Section 6.1 or Section 6.2 to the extent such conditions are actions required of the Lessor) on or prior to the Closing Date or such Funding Date, as the case may be:

     (a) Funding Request. Prior to each Funding Date the Agent and the Lessor shall have received a fully executed counterpart of the related Funding Request, appropriately completed by the Lessee, in accordance with Section 3.4; provided, that this condition shall be deemed to have been satisfied in connection with an Interest Payment Advance pursuant to Section 3.7(d) hereof.

     (b) Operative Documents. On or prior to the Closing Date, each of the Operative Documents to be entered into on the Closing Date shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect, including, without limitation, (i) this Participation Agreement, (ii) the Lease, (iii) the Guarantee, (iv) the Defeasance Deposit Agreement, (v) the Construction Agency Agreement, (vi) the Construction Agency Agreement Assignment, (vii) the Security Agreement, (viii) the Assignment of Lease and Supplement to Assignment of Lease and (ix) the Consent to Assignment. No Default or Event of Default shall exist thereunder and be continuing (both before and after giving effect to the transactions contemplated by the Operative Documents), and the Lessor, the Agent and each Participant shall each have received a fully executed copy of each of such Operative Documents (other than the Lease, of which the Agent shall receive the original and the Lessor and the Participants shall receive specimens). On or prior to the Closing Date, any financing statements in connection therewith required under the Uniform Commercial Code shall have been recorded, registered and filed, if necessary, in such manner as to enable the Lessee's counsel to render its opinion referred to in clauses l(i)(A) and (B) below.
                       ------------------------

          (c) [Intentionally Omitted].

          (d) Appraisal. On or prior to the Closing Date, the Agent, the Lessor
              -----------
and the Participants shall have received an Appraisal of the Property, which Appraisal shall meet the requirements set forth in the definition of the term "Appraisal" contained in Appendix 1.
                         -----------

          (e) [Intentionally Omitted].

          (f)    Equipment Schedule and Bill of Sale. The Lessee, the Lessor
                 -------------------------------------
and/or the vendor of the Equipment, as the case may be, shall have delivered, on or prior to the applicable Funding Date, a duly executed Equipment Schedule and Bill of Sale covering the Equipment being acquired with the proceeds of such Advance by the Lessor, together with invoices in form and substance satisfactory to the Agent, the Lessor and the Participants.

          (g) [Intentionally Omitted].

          (h) Evidence of Recording, and Filing. On the Closing Date, the Agent
              -----------------------------------
shall have received evidence reasonably satisfactory to it that each of the UCC Financing Statements with respect to the Property to be acquired pursuant to the Operative Documents shall have been or are being filed with the appropriate Governmental Authorities.

          (i)    Evidence of Insurance. On or prior to the Closing Date, the
                 -----------------------
Agent, the Lessor and each Participant shall have received evidence of insurance with respect to the Property required to be maintained pursuant to the Lease, setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage.

          (j)    Evidence of Use of Proceeds. On or prior to each Advance, the
                 -----------------------------
Agent and each Participant shall have received evidence reasonably satisfactory to the Agent and each Participant as to the use of the proceeds of the Advance in accordance with the provisions of Section 8.1(g).
                                             -------

          (k) Taxes. On the Closing Date, all taxes, fees and other charges in
              -------
connection with the execution, delivery, filing and registration of the Operative Documents shall have been paid or provisions for such payment shall have been made to the satisfaction of the Agent, each Participant and the Lessor.

          (1)    [Intentionally Omitted].

          (m) Approvals. On or prior to the Closing Date or each Funding Date,
              -----------
as applicable, all necessary (or, in the reasonable opinion of the Lessor, the Participants or the Agent or any of their respective counsel, advisable) Governmental Actions and covenants and approvals of or by any Governmental Authority or other Person, in each case required by any Requirement of Law, covenant or restriction affecting the Property or the transactions contemplated thereby to have been obtained by such date shall have been obtained or made and be in full force and effect.

     (n) Litigation. As of each Funding Date, no action or proceeding shall have been instituted, nor shall any action or proceeding be threatened, before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority (i) to set aside, restrain, enjoin or prevent the full performance of this Participation Agreement, the Lease or any other Operative Document or any transaction contemplated hereby or thereby or (ii) which is reasonably likely to have a Material Adverse Effect.

     (o) Requirements of Law. As of the Closing Date and each Funding Date, in the reasonable opinion of the Lessor, the Participants, the Agent and their respective counsel, the transactions contemplated by the Operative Documents do not and will not violate any Requirement of Law and do not and will not subject the Lessor, the Agent or any Participant to any adverse regulatory or tax prohibitions or constraints.

     (p) Responsible Officer's Certificate of the Lessee. On the Closing Date, the Lessor, each Participant and the Agent shall each have received a Responsible Officer's Certificate, dated as of the Closing Date, of the Lessee stating that (i) each and every representation and warranty of the Lessee contained in the Operative Documents to which it is a party is true and correct on and as of the Closing Date; (ii) no Default or Event of Default under the Lease or the Construction Agency Agreement has occurred and is continuing; (iii) each Operative Document to which the Lessee is a party is in full force and effect with respect to it; and (iv) the Lessee has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Document required to be performed or complied with by it on or prior to the Closing Date.

     (q) The Lessee's Resolutions and Incumbency Certificate, etc. On the Closing Date, the Lessor, each Participant and the Agent shall each have received (i) a certificate of the Secretary or an Assistant Secretary of the Lessee attaching and certifying as to (A) the resolutions of the Board of Directors of the Lessee, duly authorizing the execution, delivery and performance by the Lessee of documents and agreements of the type represented by each Operative Document to which it is or will be a party, (B) its articles of incorporation and bylaws, and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party, and (ii) a good standing certificate from the appropriate officer of the state in which the Property is located.

     (r) Responsible Officer's Certificate of the Guarantor. On the Closing Date, the Lessor, each Participant and the Agent shall each have received a Responsible Officer's Certificate, dated as of the Closing Date, of the Guarantor stating that (i) each and every representation and warranty of the Guarantor contained in the Operative Documents to which it is a party is true and correct on and as of the Closing Date; (ii) no Default or Event of Default under the Guarantee has occurred and is continuing; (iii) each Operative Document to which the Guarantor is a party is in full force and effect with respect to it; and (iv) the Guarantor has duly performed and complied with all covenants, agreements and conditions contained heroin or in any Operative Document required to be performed or complied with by it on or prior to the Closing Date.

     (s) The Guarantor's Resolutions and Incumbency Certificate, etc. On the Closing Date, the Lessor, each Participant and the Agent shall each have received a certificate of the Secretary or an Assistant Secretary of the Guarantor attaching and certifying as to (i) the resolutions of its Board of Directors duly authorizing the execution, delivery and performance by the Guarantor of documents and agreements of the type represented by each Operative Document to which it is or will be a party (ii) its articles of incorporation and by-laws, and (iii) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party.

     (t) Closing Date. The Closing Date shall occur on or prior to August 31, 1997.

     (u) No Material Adverse Effect. As of the Closing Date, there shall not have occurred any Material adverse change in the Lessee% or the Guarantor% capital structure, ownership or consolidated assets, liabilities, results of operations, or financial condition from that set forth or contemplated in the most recent financial statements referred to in Section 8.3(m), and no event or condition shall have occurred that would result in a Material Adverse Effect.

     (v) Responsible Officer's Certificate of the Lessor. On the Closing Date, the Lessee, the Agent and each Participant shall have received a certificate of an authorized officer of the Lessor, dated as of the Closing Date, stating that
(i) each and every representation and warranty of the Lessor contained in the Operative Documents to which it is a party is true and correct on and as of the Closing Date, (ii) each Operative Document to which the Lessor is a party is in full force and effect with respect to it, and (iii) the Lessor has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Document required to be performed or complied with by it on or prior to the Closing Date.

     (w) The Lessor's Resolutions and Incumbency Certificate, etc. On the Closing Date, the Lessee, the Agent and each Participant shall have received a certificate of the Secretary or an Assistant Secretary of the Lessor attaching and certifying as to (i) the resolutions of the Board of Directors duly authorizing the execution, delivery and performance by the Lessor of documents and agreements of the type represented by each Operative Document to which it is or will be a party, (ii) the pertinent provisions of its by-laws and (iii) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party.

     SECTION 6.2. Further Conditions Precedent. The obligation of the Lessor to make an Advance on any Funding Date and the obligation of each Participant to purchase its Participation Interest in, and to make available its related portion of, such Advance on such Funding Date are subject to satisfaction or waiver of the following conditions precedent and to satisfaction on or before the Closing Date or such Funding Date of the conditions precedent set forth in
Section 6.1 (it being understood that the Lessor's obligations to make Advances to the Lessee and each Participant's obligation to fund the purchase of its Participation Interest in an Advance shall not be subject to the conditions precedent set forth in Section 6.1 and this Section
6.2 to the extent such conditions are actions required of the Lessor or such Participant):

     (a) Representations and Warranties. (i) On the Closing Date, the representations and warranties of the Lessee, the Guarantor, the Lessor and each Participant contained herein and in each of the other Operative Documents shall be true and correct as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date; and (ii) on each Funding Date, the representations and warranties of the Lessee Contained herein and in each of the Operative Documents shall be true and correct as though made on and as of such date; in each case except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true an correct on and as of such earlier date.

     (b) Performance of Covenants. (i) On the Closing Date the parties hereto shall have performed their respective agreements contained herein and in the other Operative Documents to be performed by them on or prior to such date, and
(ii) on each other Funding Date the Lessee shall have performed its respective agreements contained herein and in the other Operative Documents to be performed by it on or prior to such date.

     (c) Tide. Tide to the Property shall conform to the representations and warranties set forth in Section 8.4(c).

     (d) No Default. There shall not have occurred and .be continuing any Default or Event of Default under any of the Operative Documents, and no Default or Event of Default under any of the Operative Documents will have occurred after giving effect to the acquisition of the Property and/or the making of the Advance requested by such Funding Request, as the case may be.

     If any of the conditions precedent set forth in this Section 6.2 or in
Section 6.1 (if such conditions apply to subsequent Funding Dates) shall not have been satisfied on any Funding Date subsequent to the initial Funding Date and the Lessor and the Participants refuse to fund the requested Advance, the Lessee may exercise its Purchase Option under Section 20.1 of the Lease upon not less than ten (10) days' written notice to the Lessor, the Agent and the Participants.

                                  SECTION 7.

                            [Intentionally Omitted]

                                  SECTION 8.

                                REPRESENTATIONS

     SECTION 8.1. Representations of the Lessor. The Lessor represents and warrants to each of the other parties hereto as follows:

     (a) Due Organization, etc. It is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and has the corporate power and authority to enter into and perform its obligations under each of the Operative Documents to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with or as contemplated by each such Operative Document to which it is or will be a party.

     (b) Authorization; No Conflict. The execution, delivery and performance of each Operative Document to which it is or will be a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any current United States or Illinois law, governmental rule or regulation, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its articles of incorporation or by-laws, or any indenture, mortgage, deed of trust, conditional sales contract, credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected or (iv) does or will require any Governmental Action by any Governmental Authority, except such as have been obtained on the Lessee's or the Lessor's behalf.

     (c) Enforceability, etc. Each Operative Document to which the Lessor is or will be a party has been, or on or before the Closing Date will be, duly executed and delivered by the Lessor and each such Operative Document to which the Lessor is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Lessor in accordance with the terms thereof, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting creditors' rights or by general equitable principles.

     (d) Litigation. There is no action or proceeding pending or, to its knowledge, threatened to which it is a party, before any Governmental Authority that, if adversely determined, would materially and adversely affect its ability to perform its-obligations under the Operative Documents to which it is a party, would have a material adverse effect on the financial condition of the Lessor or would question the validity or enforceability of any of the Operative Documents to which it is or will become a party.

     (e) Assignment. It has not assigned or transferred any of its right, title or interest in or under the Lease except to the Agent, for the benefit of the Participants, in accordance with this Agreement and the other Operative Documents.

     (f) Defaults. No Default or Event of Default under the Operative Documents attributable to it has occurred and is continuing.

(g) Use of Proceeds. The proceeds of the purchase of the Participation Interests shall be applied by the Lessor solely in accordance with the provisions of the Operative Documents.

(h) Securities Act. Neither the Lessor nor any Person authorized by the Lessor to act on its behalf has offered or sold any interest in the Lease, or in any similar security relating to the Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than the Agent and the Participants, and neither the Lessor nor any Person authorized by the Lessor to act on its behalf will take any action which would subject the issuance or sale of any interest in the Lease or the Property to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Document under the Trust Indenture Act of 1939, as amended.

(i) Chief Place of Business. The Lessor's chief place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Participation Agreement and each other Operative Document are kept are located at 135 South LaSalle Street, Chicago, Illinois 60603.

(j) Federal Reserve Regulations. The Lessor is not engaged principally in, and does not have as one of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board), and no part of the proceeds of the purchase of the Participation Interests will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation G, T, U, or X of the Board.

(k) Investment Company Act. The Lessor is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act.

(1) No Plan Assets. The Lessor is not acquiring its interests in the Property with the assets of any "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1 ) of the Code).

SECTION 8.2. Representations of the Participants. Each Participant represents and warrants to the Lessor, each of the other Participants and the Lessee as follows:

(a) No Plan Assets. Such Participant is not and will not be funding its Participation Interest hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1 ) of the Code). The advancing of any amount with respect to its Participation Interest on any Funding Date shall constitute an affirmation by the subject Participant of the preceding representation and warranty.

     (b) Due Organization, etc. It is either (i) a duly organized and validly existing corporation in good standing under the laws of the state of its incorporation, or (ii) a national banking association duly organized and validly existing under the laws of the United States or (iii) a banking corporation duly organized and validly existing under the laws of the jurisdiction of its organization, and, in each case, has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Operative Documents to which it is a party.

     (c) Authorization; No Conflict. The execution, delivery and performance of each Operative Document to which it is or will be a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any current law, governmental role or regulation of the United States or the state or country of its organization, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its certificate of incorporation or bylaws, articles of association or other organizational documents or any indenture, mortgage, deed of trust, conditional sales contract, credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected or (iv) does or will require any Governmental Action by any Governmental Authority.

     (d) Enforceability, etc. Each Operative Document to which it is a party has been, or on or before the Closing Date will be, duly executed and delivered by it and each such Operative Document to which it is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting creditors' rights or by general equitable principles.

     (e) Litigation. There is no action or proceeding pending or, to its knowledge, threatened to which it is or will be a party before any Governmental Authority that is reasonably likely to be adversely determined and. if adversely determined, would materially and adversely affect its ability to perform its obligations under the Operative Documents to which it is a party.

     SECTION 8.3. Representations of the Lessee. The Lessee represents and warrants to each of the other parties hereto that:

     (a) Corporate Status. The Lessee (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has duly qualified and is authorized to do business and has obtained a certificate of authority to transact business as a foreign corporation in the States of California and Colorado and in each other jurisdiction where the failure to so qualify is reasonably likely to be Material.

     (b) Corporate Power and Authority. The Lessee has corporate .power and authority to execute, deliver and carry out the terms and provisions of the Operative Documents to which it is or will be a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Operative Documents to which it is or will be a party and has or will have duly executed and delivered each Operative Document required to be executed and delivered by it and, assuming the due authorization, execution and delivery thereof on the part of each other party thereto, each such Operative Document constitutes or will constitute a legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equitable principles.

(c) No Violation. Neither the execution, delivery and performance by the Lessee of the Operative Documents to which it is or will be a party nor compliance with the terms and provisions thereof; nor the consummation by the Lessee of the transactions contemplated therein (i) will result in a violation by the Lessee of any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality having jurisdiction over the Lessee or the Property that would (x) adversely affect the validity or enforceability of the Operative Documents to which the Lessee is a party, or the title to, or value or condition of, the Property, or (y) have a Material Adverse Effect on the consolidated financial position, business or consolidated results of operations of the Lessee, or (z) have an adverse effect on the ability of the Lessee to perform its obligations under the Operative Documents, (ii) will conflict with or result in any breach under, or (other than pursuant to the Operative Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Lessee pursuant to the terms of, any indenture, loan agreement or other agreement for borrowed money to which the Lessee is a party or by which it or any of its property or assets is bound or to which it may be subject (other than Permitted Liens), or (iii) will violate any provision of the certificate or articles of incorporation or bylaws of the Lessee.

(d) Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Lessee, threatened (i) that are reasonably likely to have a Material Adverse Effect or (ii) that question the validity of the Operative Documents or the rights or remedies of the Lessor, the Agent or the Participants with respect to the Lessee or the Property under the Operative Documents.

(e) Governmental Approvals. No Governmental Action by any Governmental Authority having jurisdiction over the Lessee or the Property is required to authorize or is required in connection with (i) the execution, delivery and performance by the Lessee of any Operative Document or (ii) the legality, validity, binding effect or enforceability against the Lessee of any Operative Document, except for the filing or recording of the Operative Documents listed in Section 8.4(f) hereof with the appropriate Governmental Authorities, all of which will have been completed on or prior to the Closing Date.

(f) Investment Company Act. The Lessee is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act.

(g) Public Utility Holding Company Act. The Lessee is not a "holding company, or a "subsidiary company," or an "affiliate" of a "holding company, or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

(h) Information. All regular or periodic reports filed by the Lessee with the Securities and Exchange Commission prior to the Closing Date and all other written information and material regarding the Lessee and the Property which were provided by the Lessee to one or more of the Participants prior to the Closing Date are true and accurate in all material respects on the date as of which such information and materials are dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading at such time in light of the circumstances under which such information was provided.

(i) Taxes. All United States federal income tax returns and all other Material tax returns which are required to have been filed have been or will be prepared in accordance with applicable law and filed by or on behalf of the Lessee by the respective due dates, including extensions, and all taxes due with respect to the Lessee pursuant to such returns or pursuant to any assessment received by the Lessee have been or will be paid. The charges, accruals and reserves on the books of the Lessee in respect of taxes or other governmental charges are, in the opinion of the Lessee, adequate.

(j) Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all Material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

(k) Environmental and Other Regulations. Except as set forth in Schedule III attached hereto, the Lessee and the Property are in compliance with all Environmental Laws relating to pollution and environmental control or employee safety in the jurisdiction in which the Property is located and in all other domestic jurisdictions, other than, with respect to such other jurisdictions, those Environmental Laws the non-compliance with which would not have a Material Adverse Effect.

(1) Offer of Securities, etc. Neither the Lessee nor the Guarantor nor any Person authorized to act on their behalf has, directly or indirectly, offered any interest in the Property or the Lease or any other interest similar thereto (the sale or offer of which would be integrated with the sale or offer of such interest in the Property or the Lease), for sale to, or solicited any offer to acquire any of the same from, any Person other than the Participants, the Lessor and other "accredited investors" (as defined in Regulation D of the Securities and Exchange Commission).

     (m) Financial Statements. The audited consolidated statement of financial position of the Lessee and its consolidated Subsidiaries as of September 30, 1996 and the related consolidated statements of income, shareholder's equity and cash flows for the fiscal year then ended, reported on by KPMG Peat Marwick, a copy of which has been delivered to each of the Lessor, the Participants and the Agent, present fairly in all material respects, in conformity with generally accepted accounting principles, the financial position of the Lessee as of such date and its results of operations and cash flows for such fiscal year.

     SECTION 8.4. Representations of the lessee With Respect to the Property on the closing Date. The Lessee hereby represents and warrants as of the Closing Date as follows:

     (a) Representations. The representations and warranties of the Construction Agent and the Lessee set forth in the Operative Documents are true and correct. The Construction Agent and the Lessee are in compliance in with their respective obligations under the Operative Documents and there exists no Default or Event of Default.

     (b) Property. Such Property consists of the Equipment to be contacted and installed at the Lessee's semiconductor fabrication facility pursuant to the Construction Agency Agreement. Such Facility is, and the Property will be, located in the State of Colorado. Such Property as constructed and installed in accordance with the related Plans and Specifications and the use thereof by the Lessee and its agents, assignees, employees, invitees, lessees, licensees, contractors and tenants will comply in all material respects with all Requirements of Law (including, without limitation, Title III of the Americans with Disabilities Act, all zoning and land use laws and Environmental Laws) and Insurance Requirements, except for such Requirements of Law as the Lessee shall be contesting in good faith by appropriate proceedings. The related Plans 'and Specifications have been or will be prepared in all material respects in accordance with applicable Requirements of Law (including, without limitation, Title III of the Americans with Disabilities Act, applicable Environmental Laws and building, planning, zoning and fire codes) and upon completion of the construction and installation of the Equipment in accordance with the Plans and Specifications, such Equipment will comply in all Material respects with all applicable Requirements of Law (including, without limitation, Title Ill of the Americans with Disabilities Act, all applicable Environmental Laws and building, planning, zoning and fire codes). Upon completion of the construction and installation of the Equipment in accordance with the related Plans and Specifications, installation of the Equipment will be completed in a workmanlike manner and in accordance with the Plans and Specifications and the Equipment will be in first class working condition and fit for its intended use. There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any Environmental Law) pending or, to the best of the Lessee's knowledge, threatened with respect to the Lessee, its Affiliates or such Property which adversely affects the title to, or the use, operation or value of, the Property. As of the Closing Date, no fire or other casualty with respect to the Property shall have occurred, and as of each other Funding Date, no fire or other casualty with respect to the Property shall have occurred that constitutes a Significant Casualty with respect to which the Lessee shall have delivered a Termination Notice under Section 16.1 of the Lease. All material licenses, approvals, authorizations, consents, permits (including, without limitation, building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including proof and dedication, required for construction and installation of such Equipment in accordance with the related Plans and Specifications and the Construction Agency Agreement have either been obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, or will be obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, prior to commencing any such construction or use and operation, as applicable and will in each case be maintained by the Lessee during the periods for which they are required by Applicable Law or such Governmental Authorities.

     (c) Title. The Bills of Sale providing for the acquisition of the Property are sufficient to convey good and marketable title to the Property subject only to Permitted Liens. The Lessor will at all times during the Term have good title to all Equipment wherever located.

     (d) Insurance. The Lessee has obtained insurance coverage covering the Property acquired and leased to the Lessee on the Closing Date which meets the requirements of Article XIV of the Lease, and such coverage is in full force and effect.

     (e) Lease. Upon the execution and delivery of each Equipment Schedule, (i) the Lessee will have unconditionally accepted the Property subject thereto and will be bound by the terms of the Lease with respect to such Properly and will have a valid leasehold interest in the Property, subject only to the Permitted Liens; (ii) the Lessee's obligation to pay Rent will be an independent covenant and no right of deduction or offset will exist with respect to any Rent or other sums payable under the Lease; and (iii) no Rent under the Lease will have been prepaid and the Lessee will have no right to prepay the Rent, except as specifically set forth therein.

     (f) Protection of Interests. (i) On the Closing Date, the Lease, the Assignment of Lease, the Supplement to Assignment of Lease, the Consent to Assignment and the Security Agreement are each in a form sufficient, to grant liens on the Property to the Agent or the Lessor, as the case may be, (ii) the Agent Financing Statements are each in a form sufficient, and have been filed in all filing offices necessary, to perfect a first priority security interest in the Lessor's interest in all Equipment to be located on the Facility subject to Permitted Liens; and (iii) the Lessor Financing Statements are each in a form sufficient, and have been filed in all filing offices necessary, to perfect the Lessor's interest under the Lease to the extent the Lease is a security agreement.

     (g) [Intentionally Omitted].

     (h) Conditions Precedent. All conditions precedent contained in this Agreement and in the other Operative Documents relating to the acquisition and leasing of the Property by the Lessor have been satisfied in full or waived.

     SECTION 8.5. Representations of the Lessee With Respect to Each Advance. The Lessee hereby represents and warrants as of each Funding Date on which an Advance is made as follows:

     (a) Representations. The representations and warranties of the Construction Agent arid the Lessee set forth in the Operative Documents (including the representations and warranties set forth in Sections 8.3 and 8.4) are true and correct in all Material respects on and as of such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all Material respects on and as of such earlier date. The Construction Agent and the Lessee are in compliance in all Material respects with their respective obligations under the Operative Documents and there exists no Default or Event of Default which is continuing. No Default or Event of Default will occur as a result of, or after giving effect to, the Advance requested by the Funding Request on such date.

     (b) Equipment. Construction and installation of the Equipment to date has been performed in a good and workmanlike manner, substantially in accordance with the Plans and Specifications and in compliance with all Insurance Requirements and Requirements of Law.

     (c) No Liens. There have been no Liens against the Property other than Permitted Liens and Liens that have been removed or bonded by or on behalf of the Lessee to the satisfaction of the Lessor and the Agent. The Participation Interests funding such Advance are secured by the Lien of the Security Agreement and the Tranche A Participation Interests funding such Advance are secured by the Defeasance Deposit and the other Collateral.

     (d) Advance. The amount of the Advance requested represents amounts that the Lessee reasonably believes will be due in the sixty (60) days following such Advance from the Lessee to third parties in respect of Property Costs, or amounts paid by the Lessee to third parties in respect of Property Costs for which the Lessee has not previously been reimbursed by an Advance. The conditions precedent to such Advance and the related remittances by the Participants with respect thereto set forth in Section 6 have been satisfied.

     (e) Lease. Upon the execution and delivery of each Equipment Schedule to the Lease and a Bill of Sale with respect thereto, the Lessee will have unconditionally accepted the Equipment subject thereto and will have good and marketable title to such Equipment, subject only to Permitted Liens.

     (f) Protection of Interests. On each Funding Date for the acquisition of Equipment, (i) the applicable Equipment Schedule and the Security Agreement are each a form sufficient to grant perfected Liens on the Lessee's and the Lessor's interests, respectively, in the Equipment to the Lessor and Agent, respectively,
(ii) the Agent Financing Statements are each in a form sufficient, and have been filed in all filing offices necessary, to create a valid and perfected first priority security interest in such interest in such Equipment, and (iii) the Lessor Financing Statements are each in a form sufficient, and have been filed in all filing offices necessary, to perfect the Lessor's interest in such Equipment under the Lease to the extent the Lease is a security agreement.

                                  SECTION 9.

                          PAYMENT OF CERTAIN EXPENSES

     The Lessee agrees, for the benefit of the Lessor, the Agent and the Participants, that:

     SECTION 9.1. Transaction Expenses. (a) The Lessee shall pay, or cause to be paid, from time to time all Transaction Expenses in respect of the transactions consummated on the Closing Date or any Funding Date, it being understood and agreed that neither the Agent, the Lessor nor any Participant shall be required to advance any Transaction Expenses in connection with the closing. Such Transaction Expenses, the Defeasance Fee and the Lease Arrangement Fee may be added to the Property Cost to the extent supported by the Appraisal and agreed by the Agent and the Participants.

     (b) The Lessee shall pay or cause to be paid (i) all Transaction Expenses of the Lessor, (ii) the Commitment Fees, (iii) the Defeasance Fee, (iv) the Lease Arrangement Fee, (v) all Transaction Expenses incurred by the Lessee, the Agent, ABN AMRO or the Lessor in entering into any future amendments or supplements with respect to any of the Operative Documents, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers or consents hereto or thereto, in each case (except after the occurrence of an Event of Default) which have been requested by or approved by the Lessee, (vi) all Transaction Expenses incurred by the Lessor, the Lessee, ABN AMRO or the Agent in connection with any purchase of the Property by the Lessee or other Person pursuant to Articles XVI, XVII, XX or XXII of the Lease, and (vii) all Transaction Expenses incurred by any of the other parties hereto in respect of enforcement of any of their rights or remedies against the Lessee in respect of the Operative Documents.

     SECTION 9.2. Brokers' Fees and Stamp Taxes. The Lessee shall pay or cause to be paid any brokers' fees arising from the Lessee's relationship with any Person and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Participation Agreement and the other Operative Documents.

     SECTION 9.3. Obligations. The Lessee shall pay, on or before the due date thereof, all costs, expenses and other amounts required to be paid by the Security Agreement and the Assignment of Lease.

                                  SECTION 10.

                        OTHER COVENANTS AND AGREEMENTS

     SECTION 10.1. Covenants of the Lessee. The Lessee hereby agrees that so long as this Participation Agreement is in effect:

     (a) Information. The Lessee will deliver to the Lessor, the Participants and the AGENT:

          (i) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Lessee, a statement of financial position of the Lessee and its consolidated subsidiaries as of the end of such fiscal year and the related consolidated statements of income, shareholder's equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of nationally recognized standing, together with (i) a Responsible Officer's Certificate from the chief financial officer of the Lessee substantially in the form of Exhibit S hereto containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in this Section 10.1 and
     (ii) a certificate from such accountants to the effect that, in making the examination necessary for the signing of such annual audit report by such accountants, they have not become aware of any Event of Default or Default that has occurred and is continuing, or if they have become aware of any such Event of Default or Default, describing it and the steps, if any, being taken to cure it;

          (ii) as soon as available and in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Lessee, an unaudited consolidated statement of financial position of the Lessee as of the end of such period and the related consolidated statements of income, shareholders' equity and cash flows for such period and for the portion of the Lessee's fiscal year ended at the end of such period, together with a Responsible Officer's Certificate of the chief financial officer of the Lessee or other officer responsible for the financial affairs of the Lessee containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in this Section 10.1 and stating that no Default or Event of Default has occurred or is continuing or, if any Default or Event of Default has occurred and is continuing, describing it and the steps, if any, being taken to cure it;

          (iii) promptly after the filing thereof, if applicable, copies (without exhibits thereto other than, in the case of reports on Form 10-K, the portions of the annual report incorporated therein by reference) of all reports on Forms 10oK, 10-Q and 8-K (or their equivalents), which the Lessee shall have filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended;

          (iv) if and when any member of the ERISA Group (1) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA)
with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV or ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (2) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (3) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (4) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (5) gives notice of intent to terminate any Plan under
Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (6) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (7) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Lessee setting forth details as to such occurrence and action, if any, which the Lessee or applicable member of the ERISA Group is required or proposes to take;

(v) promptly after the occurrence of any Default or Event of Default, notice thereof in writing, together with information regarding the steps, if any, being taken to cure it; and

(vi) from time to time such additional information regarding the Lessee, the Lessee or the Property as the Lessor or the Agent, at the request of any Participant, may reasonably request.

(b) Compliance with Laws. The Lessee will, and will cause its Subsidiaries to, comply in all material respects with all applicable laws, ordinances, rules, regulations, orders and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and such contest is not reasonably likely to result in a Material Adverse Effect.

(c) Further Assurances. The Lessee shall take or cause to be taken from time to time all action necessary to assure during the Term that title to the Property remains in the Lessor as contemplated by Section 12.1 of the Lease, that the Lessor holds a perfected Lien on the Property securing the Lease Balance as contemplated by Section 7.1 of the Lease, and that the Agent holds a perfected Lien on the Property and the Lease securing the repayment of the Participation Interests.

(d) Existence; Franchises; Businesses. Except as otherwise expressly permitted in this Agreement, the Lessee shall, and shall cause each Subsidiary to (i) maintain in full force and effect its separate existence and all rights, licenses, leases and franchises reasonably necessary to the conduct of its business, and (ii) continue doing business as a whole in the lines of business in which they were engaged on the Closing Date.

     (e) Books and Records. The Lessee shall, and shall cause each Subsidiary to, maintain its books and records in accordance with GAAP, and permit the Lessor and each Participant to make or cause to be made inspections and audits of any books, records and papers of the Lessee and its Subsidiaries and to make extracts therefrom at all such reasonable times and as often as any such Person may reasonably require.

     (f) Minimum Consolidated Quick Ratio. The Lessee shall maintain at all times a minimum Consolidated Quick Ratio of [*].

     (g) Minimum Consolidated Tangible Net Worth. At no time will the Lessee's Consolidated Tangible Net Worth be less than an amount equal to the sum of (i) [*] of the Lessee's Consolidated Tangible Net Worth at
September 30, 1996 plus (ii) an amount equal to [*] of the Lessee's Consolidated Net Income for each fiscal quarter of the Lessee beginning with the quarter ending on December 31, 1996 (but with no deduction on account of negative Consolidated Net Income for any fiscal quarter) plus (iii) one hundred percent (100%) of the aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by the Board of Directors of the Lessee), received by the Lessee from the issuance and sale after September 30, 1996 of any capital stock of the Lessee (including the issuance and sale of any capital stock (x) to a Subsidiary of the Lessee or (y) which is required to be redeemed, or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise) or in connection with the conversion or exchange of any Indebtedness of the Lessee into capital stock of the Lessee after September 30, 1996.

     (h) Maximum Consolidated Total Liabilities to Consolidated Tangible Net Worth. At no time shall the ratio of the Lessee's Consolidated Total Liabilities to Consolidated Tangible Net Worth be greater than [*].

     (i) Minimum Consolidated Fixed Charge Ratio. The Lessee shall maintain at all times a minimum Consolidated Fixed Charge Ratio of [*], commencing with the four quarter period ending on December 31, 1996.

     (j) Profitability. The Lessee (i) shall not incur net losses (but excluding any non-recurring non-cash charges) in any two consecutive fiscal quarters as measured at the end of any fiscal quarter commencing with the fiscal quarter ending on December 31, 1996 and (ii) shall not permit Consolidated Net Income (but excluding any non-recurring non-cash charges) to be less than $0, as measured at the end of any fiscal quarter for the previous four quarters on a rolling four-quarter basis commencing with the four quarter period ending on December 31, 1996. In the event the Lessee incurs a net loss in any fiscal quarter, no such net loss shall exceed [*].

     (k) Liens. The Lessee shall not, and shall not permit any Subsidiary to, create, assume, or permit to exist, any Lien on any of its property or assets now owned or hereafter acquired except (i) Liens in favor of the Lessor or the Agent under the Operative Documents, (ii) statutory

                         [* CONFIDENTIAL INFORMATION]

Liens of landlords, (iii) easements, rights-of-way, zoning and similar restrictions and other similar charges of encumbrances not interfering with the ordinary conduct of business on assets other than the Property and which do not detract materially from the value of the property to which they attached or impair materially the use thereof, (iv) Liens created to secure purchase money Indebtedness, Capitalized Lease Obligations or Off-Balance Sheet Debt, provided that such Liens are only in respect of the property or assets subject to, and secure only, such Indebtedness, (v) Permitted Liens and (vi) Liens permitted under the Fab 2 Real Property Participation Agreement and related Operative Documents. Notwithstanding the foregoing there shall be no Liens on (A) any of the Defeasance Deposit or the Collateral other than Liens in favor of the Lessor and the Agent, for the benefit of the Participants or on (B) the Fab 2 Real Property Cash Collateral, the Fab 2 Defeasance Deposit or the Collateral (as defined in the Fab 2 Real Property Participation Agreement), except as permitted in such Participation Agreement.

     (1) Fundamental Changes. The Lessee shall not, nor shall it permit any Subsidiary to, enter into any merger, consolidation or amalgamation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); convey, sell, assign, transfer or otherwise dispose of all or substantially all of the property, business or assets of the Lessee and its Subsidiaries; provided, however, that if(i) at least thirty (30) days prior to the consummation of such transaction the Lessee shall have furnished to the Lessor, the Participants and the Agent a Responsible Officer's Certificate of the chief financial officer of the Lessee that no Default or Event of Default shall occur after giving effect thereto, and (ii) no Default or Event of Default shall have occurred before or after giving effect thereto:

     (A) any Subsidiary of the Lessee may be merged or consolidated with or into the Lessee (provided, however, that the Lessee shall be the continuing or surviving corporation) or with or into any one or more wholly-owned Subsidiaries of the Lessee (provided, however, that the wholly-owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation);

     (B) any wholly-owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Lessee or any other wholly-owned Subsidiary of the Lessee; and

     (C) the Lessee may merge or consolidate with any other Person so long as the Lessee is the surviving corporation.

     (m) Transactions with Affiliates. The Lessee shall not, nor shall it permit any Subsidiary to, conduct any business or enter into any transaction or series of similar transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Lessee or any legal or beneficial owner of 5% or more of any class of capital stock of the Lessee or with any Affiliate of such owner unless the terms of such business, transaction or series of transactions are (i) as favorable to the LeSsee or such Subsidiary as terms that would be obtainable at the time for a comparable transaction or series of similar transactions in arm's-length dealings with an unrelated third Person or, if such transaction is not one which by its nature could be obtained from such Person, is on fair and reasonable terms and (ii) are in the ordinary course of business or, if not in the ordinary course of business, are set forth in writing and the board of directors of the Lessee or such Subsidiary, as the case may be, has determined in good faith that such business or transaction or series of transactions meet the applicable criteria set forth in clause (i) above.

(n) Restricted Payments. The Lessee shall not, nor shall it cause or permit any of its Subsidiaries to, make any Restricted Payment; provided, that (i) Lessee's Subsidiaries may make dividends, distributions and payments to the Lessee, and
(ii) the Lessee may (A) make loans to its employees and purchase the Lessee's stock from its employees in the ordinary course of business, (B) make other Restricted Payments in the ordinary course of business and (C) make other Restricted Payments, provided that the aggregate of which Restricted Payments made under clauses (ii)(A), (B) and (C) shall not exceed $5,000,000 during the Term.

(o) No Impairment of Deposits. The Lessee shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into or become bound by any agreement, instrument, indenture or other obligation which could directly or indirectly restrict, prohibit or require the consent of any Person to the making by the Lessee of any deposit constituting part of the Defeasance Deposit or the realization thereon or utilization thereof (or of any earnings thereon or of any other Collateral) by the Lessor, the Agent or any of the Participants.

(p) Investments. The Lessee shall not, nor shall it permit any of its Subsidiaries to, make any investment in, or make or accrue loans or advances of money to any Person, through the direct or indirect lending of money, holding of securities or otherwise, other than Permitted Investments, and except as permitted or required in Sections 10.1 (1) and (n).

SECTION 10.2. Cooperation with the Lessee. The Lessor, the Participants and the Agent shall, to the extent reasonably requested by the Lessee (but without assuming additional liabilities, duties or other obligations on account thereof), at the Lessee's expense, cooperate with the Lessee in connection with its covenants contained herein including, without limitation, at any time and from time to time, upon the request of the Lessee, to promptly and duly execute and deliver any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Lessee may reasonably request in order to perform such covenants.

SECTION 10.3. Covenants of the Lessor. The Lessor hereby agrees that so long as this Participation Agreement is in effect:

(a) Discharge of Liens. The Lessor will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Property attributable to it; provided, however, that the Lessor shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of the Liens of the Lease or the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, the Property or title thereto or any interest therein or the payment of Rent.

(b) Change of Chief Place of Business. The Lessor shall give prompt notice to the Lessee and the Agent if the Lessor's chief place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Property are kept, shall cease to be located at 135 South LaSalle Street, Chicago, Illinois 60603, or if it shall change its name, identity or corporate structure.

                        SECTION 11. PARTICIPATIONS
SECTION 11.1. Amendments; Actions on Default. (a) The Lessor shall have the right to forebear from exercising rights against the Lessee to the extent the Lessor shall determine in good faith that such forbearance is appropriate and is permitted by Section 15.5 and Sections 11.1, 11.2 and 11.3. Upon the direction of the Required Participants, the Lessor shall execute any waiver, modification or amendment of the Lease or the Construction Agency Agreement requested by the Lessee; provided, that: (i) the waiver, modification or amendment is not prohibited by the forgoing provisions of this Agreement, (ii) the waiver, modification or amendment does not (A) increase the amount the Lessor may be required to pay to the Lessee or anyone else, or (B) reduce or postpone (and cannot reasonably be expected to reduce or postpone) any payments that the Lessor would, but for such modification or amendment, be expected to receive, or
(C) release the Lessor's interest in all or a substantial part of the Property; and (iii) the Lessor is not excused from executing the waiver, modification or amendment by Section 11-3.

(b) The Lessor will, with reasonable promptness, provide each Participant with copies of all default notices it sends or receives under the Lease or Construction Agency Agreement and notify each Participant of any Event of Default under the Lease of which it is aware and of any other matters which, in the Lessor's reasonable judgment, are likely to materially affect the payments each Participant will be required to make or be entitled to receive under this Agreement, but the Lessor will not in any event be liable to any Participant for the Lessor's failure to do so unless such failure constitutes gross negligence or willful misconduct on the part of the Lessor.

(c) Before taking possession of the Property or exercising foreclosure or offset rights against the Property or filing any lawsuit against the Lessee because of any breach by the Lessee of the Operative Documents or if requested in writing by any Participant at any time when an Event of Default has occurred and is continuing, the Lessor shall promptly call a meeting with each Participant and the Agent to discuss what, if anything, the Lessor should do. Such meeting shall be scheduled during regular business hours in the offices of the Agent, or another appropriate location in San Francisco, California, not earlier than five (5) and not later than twenty (20) Business Days after the Lessor's receipt of the written request from a Participant. If the Required Participants shall direct the Lessor in writing to (a) send any default notices required before a Default can become an Event of Default, or (b) bring a lawsuit against the Lessee to enforce the Operative Documents when an Event of Default has occurred and is continuing, then the Lessor shall send the notice or bring the suit, and the Lessor shall prosecute any such suit with reasonable diligence using reputable counsel. However, if the Agent is not a member of the Required Participants voting pursuant to this subsection 11.1 (d) in favor of the giving of any such notice or the bringing of any such suit, then the Lessor may require that it first receive the written agreement (in form reasonably acceptable to the Lessor) of the members of the Required Participants so voting to indemnify the Agent and the Lessor from and against all costs, liabilities and claims that may be incurred by or asserted against the Lessor because of the action the Required Participants direct the Agent or the Lessor to take. In no event shall any Participant instigate any suit or other action directly against the Lessee with respect to the Operative Documents or the Property, even if such Participant would, but for this agreement, be entitled to do so as a third party beneficiary or otherwise under the Operative Documents.

(d) In the event the Lessee or its designee fails to purchase the Property after any exercise of its Purchase Option or Expiration Date Purchase Obligation or following the occurrence and continuance of an Event of Default, the Lessor shall, if the Required Participants shall agree in writing, bring suit against the Lessee to enforce the Operative Documents in such form as shall be recommended by reputable counsel, and thereafter the Lessor shall prosecute the suit with reasonable diligence in accordance with the advice of reputable counsel. If the Lessor acquires the interests of the Lessee in any of the Property as a result of such suit or otherwise, the Lessor shall thereafter proceed with reasonable diligence to sell the Property in a commercially reasonable manner to one or more bona fide third party purchasers and shall in any event endeavor to consummate the sale of the entire Property (through a single sale of the entire Property or a series of sales of parts) within five
(5) years following the date the Lessor recovers possession of the Property at the best price or prices the Lessor believes are reasonably attainable within such time. Further, after the Designated Payment Date and until the Lessor sells the Property, the Lessor shall (i) endeavor in good faith to maintain, or shall obtain the agreement of one or more of such tenants to maintain, the Property in good order and repair, (ii) procure and maintain casualty insurance against risks customarily insured against by owners of comparable properties, in amounts sufficient to eliminate the effects of coinsurance, (iii) keep and allow each Participant to review accurate books and records covering the operation of the Property, and (iv) pay prior to delinquency all taxes and assessments lawfully levied against the Property.

(e) Notwithstanding the foregoing, Defaulting Participants shall have no voting or consent rights under this Section 11.1 and no rights to require the Lessor to call a meeting pursuant to Section 11.1 (d) until they cease to be Defaulting Participants. During any period that any Defaulting Participants have no voting rights under this Section 11.1. only the Commitment Percentages of the other Participants that still have voting rights will be considered for purposes of determining the Required Participants.

                  SECTION 11.2. General. Subject to the limitations set forth in
 Section 11.1 and Section 14:

(a) The Lessor shall have the exclusive right to take any action and to exercise any available powers, rights and remedies to enforce the obligations of the Lessee under the Operative Documents, or to refrain from taking any such action or exercising any such power, right or remedy.

(b) The Lessor shall be entitled to (i) give any consent, waiver or approval requested by the Lessee with respect to any construction or other approval contemplated in the Lease or (ii) waive or consent to any adverse title claims affecting the Property, provided that, in either case, such action will not have a material adverse effect on the Lessee's obligations or ability to make the payments required under the Operative Documents, the Lessor's rights and remedies under the Operative Documents or any Participant's rights hereunder.

SECTION 11.3 Conflicts. Notwithstanding anything to the contrary herein contained, the Lessor shall be entitled, even over the objection of each Participant or the Required Participants, (i) to take any action required of the Lessor by, or to refrain from taking any action prohibited by, the Operative Documents or any law, rule or regulation to which the Lessor is subject (provided, that this Section shall not be construed to authorize the Lessor to take any action required by a modification of the Operative Documents prohibited by Section 11.1), and (ii) after notice to the Participants, to bring and prosecute a suit against the Lessee in the form recommended by and in accordance with advice of reputable counsel at any time when a breach of the Operative Documents by the Lessee shall have put the Lessor (or any of its officers or employees) at risk of criminal prosecution or significant liability to third parties or at any time after the Lessee or its designee fails to purchase the Property on the Designated Payment Date. Nothing herein contained shall be construed to require the Lessor to agree to modify the Operative Documents or to take any action or refrain from taking any action in any manner that could increase the Lessor's liability to the Lessee or others, that could reduce or postpone payments to which the Lessor is entitled thereunder, or that could reduce the scope and coverage of the indemnities provided for the Lessor's benefit therein.

SECTION 11.4. Refusal to Give Consents or Fund. If any Participant declines to consent to any amendment, modification, waiver, release or consent for which such Participant's consent is requested or required by reason of this Agreement, or if any Participant fails to pay any amount owed by it hereunder, the Lessor shall have the right, but not the obligation and without limiting any other remedy of the Lessor, to terminate such Participant's rights to receive any further payments under Section 3 of this Agreement (other than payments required because of the Lessor's collection of any Rent applied by the Lessor as reimbursement for a Defaulted Amount or interest on a Defaulted Amount) by paying such Participant a termination fee equal to the total of:

(i)  all amounts actually advanced by such Participant to the Lessor under
Section 3.4 hereof before the termination; excluding, however, any such amounts that were repaid to such Participant before the termination by actual payments made to such Participant by the Lessor of, or the Lessor's offset against, sums representing:

(A) Such Participant's Commitment Percentage times any payments of Rent received by the Lessor under the Lease; plus

(B) Such Participant's Commitment Percentage times any sales proceeds received by the Lessor under the Lease; and

(ii) Such Participant's Commitment Percentage, times:

          (A) the then accrued but unpaid Basic Rent and Commitment Fees due under the Lease and hereunder; plus

          (B) interest on past due amounts described in the preceding clause (A) computed at the Federal Funds Effective Rate; plus

          (C) interest on any amounts (other than interest itself) past due from the Lessee or its designees under the Operative Documents, computed at the Federal Funds Effective Rate.

Such Participant's rights to receive payments equal to such Participant's Commitment Percentage of any Rent applied by the Lessor as reimbursement for a Defaulted Amount or interest on a Defaulted Amount shall not be impaired or affected by any termination contemplated in this Section 11.4; accordingly, the Lessor shall not, as a condition to such a termination, be required to reimburse such Participant for any payments such Participant has made in connection with Defaulted Amounts pursuant to Section 3.3.

     SECTION 11.5. Required Repayments. Each Participant shall repay to the Lessor, upon written request or demand by the Lessor (i) any sums paid by the Lessor to such Participant under this Agreement from, or that were computed by reference to, any Rent or other amounts which the Lessor shall be required to return or pay over to another party, whether pursuant to any bankruptcy or insolvency law or proceeding or otherwise and (ii) any interest or other amount that the Lessor is also required to pay to another party with respect to such sums. Such repayment by any Participant shall not constitute a release of such Participant's right to receive such Participant's Commitment Percentage times the amount of any such Rent or any such other amount (or any interest thereon) that the Lessor may later recover.

     SECTION 11.6. Indemnification. Each Participant agrees to indemnify and defend the Lessor (to the extent not reimbursed by the Lessee within ten (10) days after demand) from and against such Participant's Commitment Percentage of any and all liabilities, obligations, claims, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this Section 11.6 collectively called "Covered Liabilities") which to any extent (in whole or in part) may be imposed on, incurred by or asserted against the Lessor growing out of, resulting from or in any other way associated with the Property or the Operative Documents (including the enforcement thereof, whether exercised upon the Lessor's own initiative or upon the direction of the Required Participants) and the transactions and events at any time associated therewith or contemplated therein. The foregoing indemnification shall apply whether or not such Covered Liabilities are in any way or to any extent caused, in whole or in part, by any negligent act or omission of any kind by the Lessor; provided, only that no Participant shall be obligated under this Section 11.6 to indemnify the Lessor (i) for Covered Liabilities incurred in connection with any transfer or assignment by the Lessor of its right to receive Rent or its rights and interests in and to the Property, the Operative Documents or this Agreement to its Affiliates or (ii) for that portion or percentage, if any, of any of the Covered Liabilities which is proximately caused by: (A) the Lessor's own gross negligence or willful misconduct; (B) any representation made by the Lessor in the Operative Documents that is false in any material respect and that the Lessor knew was false at the time of the Lessor's execution of the Operative Documents; or
(C) Lessor Liens not claimed by, through or under any of the Participants. After each Participant has paid its Percentage of any Covered Liabilities, each Participant shall be entitled to payment from the Lessor of an amount equal to the Adjusted Percentage (as defined below) of any payments subsequently received by the Lessor as Excess Reimbursement (as defined below) for such Covered Liabilities. As used in this Section "Adjusted Percentage" shall equal (i) such Participant's Commitment Percentage, divided by (ii) the sum of the Commitment Percentages of all Participants who have paid the Lessor their respective shares of the Covered Liabilities at issue. As used in this Section, the term "Excess Reimbursement" shall mean, for the Covered Liabilities at issue, amounts reimbursed or paid by the Lessee to or on behalf of the Lessor on account of such Covered Liabilities in excess of (i) such Covered Liabilities, times (ii) the Commitment Percentages of any Participants that have not paid the Lessor their respective Percentages of such Covered Liabilities.

SECTION 11.7. Required Supplemental Payments. In the event that the Lessee fails to pay any Required Supplemental Payment when due (a "Defaulted Amount"), the Lessor shall notify each Participant of such Defaulted Amount, whereupon each Participant shall pay to the Lessor an amount equal to such Participant's Commitment Percentage times the Defaulted Amount; such payment from Participant to the Lessor shall be due prior to 2:00 p.m., San Francisco time, on the date of such notice if such notice is given by 12:00 noon, San Francisco time, otherwise prior to 12:00 noon, San Francisco time, on the next Business Day following such notice. After payment of a Participant's Commitment Percentage times the Defaulted Amount, any payments subsequently received by the Lessor from the Lessee as reimbursement for such Defaulted Amount, and any interest received by the Lessor from the Lessee that accrued on the Defaulted Amount after the date of such Participant's payment of its Commitment Percentage times the Defaulted Amount, will constitute Supplemental Rent for purposes of computing payments due such Participant under this Agreement.

SECTION 11.8. Application of Payments Received From Defaulting Participant As a Cure For Payment Defaults. If after a failure to make a payment required by
Section 3.4, any Defaulting Participant cures such failure, in whole or in part, by paying to the Lessor all or pan of such payment and interest thereon at the Late Payment Rate, then the Lessor shall apply the payments so made to the Lessor, net of the costs of collecting such payments (the "Net Cure Proceeds"), or other funds available to the Lessor equal to the Net Cure Proceeds, in the following order before applying the same to any other purpose:

(i) first, to make payments to the Lessor itself equal to its Excess Investment (if any) until the Lessor shall no longer have any Excess Investment; and

(ii) second, to make further Advances to the Lessee under this Agreement to the extent the Lessor is required or deems it appropriate to do so; provided, that such further Advances do not cause the total Property Cost to exceed the sum of the Commitments.

SECTION 11.9. Order of Application. For purposes of this Agreement, the Lessor shall be entitled, but not required, to apply any payments received from the Lessee under the Operative Documents to satisfy (1) unpaid Required Supplemental Payments (and interest thereon) not included in Rent, if any, and (2) costs incurred by the Lessor because of any sale under the Lease before applying such payments to satisfy the Lessee's other obligations, regardless of how the Lessee may have designated such payments.

     SECTION 11.10. Investments Pending Dispute Resolution; Overnight Investments. Whenever the Lessor in good faith determines that it does not have all information needed to determine how payments to Participants must be made on account of any then existing Participation Interests which the Lessor has received, or whenever the Lessor in good faith determines that there is any dispute among the Participants about payments which must be made on account of Participation Interests actually received by the Lessor, the Lessor may choose to defer the payments which are the subject of such missing information or dispute. However, to minimize any such deferral, the Lessor shall attempt diligently to obtain any missing information needed to determine how payments to the Participants must be made. Also, pending any such deferral, or if the Lessor is otherwise required to invest funds pending distribution to the Participants, the Lessor shall invest funds equal to (i) the total of the Commitment Percentages of all Participants to whom payments have not been made with respect to the Participation Interests at issue, times (ii) the total percentages at issue. In addition, the Lessor shall endeavor to invest payments of Participation Interests it receives after 12:00 noon, San Francisco time, on the day in question that are to be paid to a Participant on the next Business Day pursuant to Section 3; provided that the Lessor shall have no liability to any Participant if the Lessor is unable to make such investments. Investments by the Lessor shall be in the overnight federal funds market pending distribution, and the interest earned on each dollar of principal so invested shall be paid to the Person entitled to receive such dollar of principal when the principal is paid to such Person.

     SECTION 11.11. Agent to Exercise Lessor's Rights. The Lessor has assigned its interest in the Lease to the Agent, for the benefit of the Participants, pursuant to the Assignment of Lease. To the extent provided therein, the rights, remedies, duties and responsibilities of the Lessor contained in this Section 11 and in the other Operative Documents with respect thereto shall be exercisable by, binding upon and inure to the benefit of the Agent, for the benefit of the Participants.

     SECTION 11.12. Exculpatory Provisions Regarding the Lessor. Subject to the provisions of Section 11.11, each Participant hereby irrevocably authorizes the Lessor to take such actions on its behalf as are expressly vested in or delegated to the Lessor by the terms of this Agreement and the other Operative Documents, together with such powers as are reasonably incidental thereto. The provisions of the following Sections of this Agreement are hereby incorporated by reference into this Section 11.12, substituting the word "Lessor" for "Agent" therein:

          (i) Section 14.1 - second sentence.

          (ii) Section 14.2 - all.

          (iii) Section 14.3 - all.

          (iv) Section 14.4 - all.

(V)  SECTION 14.5 - first sentence.

(IV)  SECTION 14.6 - last sentence.

SECTION 12.

TRANSFERS OF PARTICIPANTS' INTERESTS

SECTION 12.1. Restrictions on and Effect of Transfer by Participants. No Participant may (without the prior written consent of the Agent and Lessee (not to be unreasonably withheld)) assign, convey or otherwise transfer (including pursuant to a participation) all or any portion of its right, title or interest in, to or under its Participation Interest or any of the Operative Documents or the Property, provided that (x) any Participant may pledge its interest without the consent of the Agent or the Lessee to any Federal Reserve Bank, and (y) without the prior written consent of the Agent, any Participant may transfer all or any portion of its interest to any Affiliate of such Participant or to any other existing Participant; provided that in the case of any transfer (other than to such Affiliate) each of the following conditions and any other applicable conditions of the other Operative Documents are satisfied:

(a) Required Notice and Effective Date. Any Participant desiring to effect a transfer of its interest shall give written notice of each such proposed transfer to the Lessee, the Agent and each other Participant at least five (5) Business Days prior to such proposed transfer, setting forth the name of such proposed transferee, the percentage or interest to be retained by such Participant, if any, and the date on which such transfer is proposed to become effective. All reasonable out-of-pocket costs (including, without limitation, legal expenses) incurred by the Lessor, the Agent or any Participant in connection with any such disposition by a Participant under this Section 12.1 shall be borne by such transferring Participant. In the event of a transfer under this Section 12.1, any expenses incurred by the transferee in connection with its review of the Operative Documents and its investigation of the transactions contemplated thereby shall be borne by such transferee or the relevant Participant, as they may determine, but shall not be considered costs and expenses which the Lessee is obligated to pay or reimburse under Section 9. Any such proposed transfer shall become effective upon the later of(i) the date proposed in the transfer notice referred to above and (ii) the date on which all conditions to such transfer set forth in this Section 12.1 shall have been satisfied.

(b) Assumption of Obligations. Any transferee pursuant to this Section 12.1 shall execute and deliver to the Agent and the Lessee an Assignment and Acceptance in substantially the form attached as Exhibit J ("Assignment and Acceptance"), duly executed by such transferee and the transferring Participant, and a letter in substantially the form of the Participant's Letter attached hereto as Exhibit K ("Participant's Letter"), and thereupon the obligations of the transferring Participant under the Operative Documents shall be proportionately released and reduced to the extent of such transfer. Upon any such transfer as above provided, the transferee shall be deemed to be bound by all obligations (whether or not yet accrued) under, and to have become a party to, all Operative Documents to which its transferor was a party, shall be deemed the pertinent

"Participant" for all purposes of the Operative Documents and shall be deemed to have made that portion of the payments pursuant to this Participation Agreement previously made or deemed to have been made by the transferor represented by the interest being conveyed; and each reference herein and in the other Operative Documents to the pertinent "Participant" shall thereafter be deemed a reference to the transferee, to the extent of such transfer, for all purposes. Upon any such transfer, the Agent shall deliver to each Participant, the Lessor and the Lessee a new Schedule I and Schedule II to this Agreement, revised to reflect the relevant information for such new Participant and the Commitment of such new Participant (and the revised Commitment of the transferor Participant if it shall not have transferred its entire interest).

     (c) Employee Benefit Plans. No Participant may make any such assignment, conveyance or transfer to or in connection with any arrangement or understanding in any way involving any employee benefit plan (or its related trust), as defined in Section 3(3) of ERISA, or with the assets of any such plan (or its related trust), as defined in Section 4975(e)(1 ) of the Code.

     (d) Representations. Notwithstanding anything to the contrary set forth above, no Participant may assign, convey or transfer its interest to any Person, unless such Person shall have delivered to the Agent and the Lessee a certificate confirming the accuracy of the representations and warranties set forth in Section 8 with respect to such Person (other than as such representation or warranty relates to the execution and delivery of Operative Documents) and representing that such Person has, independently and without reliance upon the Agent, any other Participant or, except to the extent of the Lessee's representations made under the Operative Documents when made, the Lessee, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into this transaction, the Property and the Lessee and made its own decision to enter into this transaction.

     (e) Amounts; Agent's Fee. Any transfer of a Participation Interest shall be in a principal amount which is equal to or greater than $2,000,000. Each transferring Participant shall pay to the Agent a transfer fee of $2,500.

     (f) Applicable Law. Such transfer shall comply with Applicable Law and shall not require registration under any securities law applicable thereto.

     (g) Effect. From and after any transfer of its Participation Interest the transferring Participant shall be released, to the extent assumed by the transferee, from its liability and obligations hereunder and under the other Operative Documents to which such transferor is a party in respect of obligations to be performed on or after the date of such transfer. Upon any transfer by a Participant as above provided, any such transferee shall be deemed a "Participant" for all purposes of such documents and each reference herein to a Participant shall thereafter be deemed a reference to such transferee for all purposes to the extent of such transfer, except as the context may otherwise require. Notwithstanding any transfer as provided in this Section 12.1, the transferor shall be entitled to all benefits accrued and all fights vested prior to such transfer, including, without limitation, fights to indemnification under this Participation Agreement or any other Operative Document.

     SECTION 12.2. Covenants and
      Agreements of Participants.

          (a) Participations. Each
           Participant covenants and
           agrees that it will not
           grant Participations in its
           Participation Interest to
           any Person (a
           "Sub-Participant") unless
           such participation complies
           with Applicable Law and does
           not require registration
           under any securities law
           applicable thereto and such
           Sub-Participant (i) is a
           bank or other financial
           institution and (ii)
           represents and warrants, in
           writing, to such Participant
           for the benefit of the
           Participants, the Lessor and
           the Lessee that (A) no part
           of the funds used by it to
           acquire an interest in any
           Participation Interest
           constitutes assets of any
           "employee benefit plan" (as
           defined in Section 3(3) of
           ERISA) which is subject to
           Title I of ERISA, or "plan"
           (as defined in Section
           4975(e)(1) of the Code) and
           (B) such Sub-Participant is
           acquiring its interest for
           investment purposes without
           a view to the distribution
           thereof. Any such Person
           shall require any transferee
           of its interest in its
           Participation Interest to
           make the representations and
           warranties set forth in the
           preceding sentence, in
           writing, to such Person for
           its benefit and the benefit
           of the Participants, the
           Lessor and Lessee. In the
           event of any such sale by a
           Participant of a
           participating interest in
           its Participation Interest
           to a Sub-Participant, such
           participant's obligations
           under this Participation
           Agreement and under the
           other Operative Documents
           shall remain unchanged, such
           Participant shall remain
           solely responsible for the
           performance thereof, such
           Participant shall remain the
           holder of its Participation
           Interest, for all purposes
           under this Participation
           Agreement and under the
           other Operative Documents,
           and the Lessor, the Agent
           and, except as set forth in
           Section 12.2(b), the Lessee
           shall continue to deal
           solely and directly with
           such Participant in
           connection with such
           Participant's rights and
           obligations under this
           Participation Agreement and
           under the other Operative
           Documents.

          (b) Transferee Indemnities.
           Each Sub-Participant shall
           be entitled to the benefits
           of Sections 13.5, 13.6, and
           13.7 and 13.10 with respect
           to its participation in the
           Participation Interests
           outstanding from time to
           time; provided that no
           Sub-Participant shall be
           entitled to receive any
           greater amount pursuant to
           such Sections than the
           transferor Participant would
           have been entitled to
           receive in respect of the
           amount of the participation
           transferred by such
           transferor Participant to
           such Sub-Participant had no
           such transfer or
           participation occurred.

     SECTION 12.3. Future Participants.
      Each Participant shall be deemed
      to be bound by and, upon
      compliance with the requirements
      of this Section 12, will be
      entitled to all of the benefits
      of the provisions of, this
      Participation Agreement.

SECTION 13.

INDEMNIFICATION

     SECTION 13.1. General
      Indemnification. The Lessee
      agrees, whether or not any of the
      transactions contemplated hereby
      shall be consummated, to assume
      liability for, and to indemnify,
      protect, defend, save and keep
      harmless each Indemnitee, on an
      After Tax Basis, from and
      against, any and all Claims that
      may be imposed on, incurred by or
      asserted against such Indemnitee
      (whether because of action or
      omission by such Indemnitee or
      otherwise), whether or not such
      Indemnitee shall also be
      indemnified as to any such Claim
      by any other Person and whether
      or not
such Claim arises or accrues prior to
 the Closing Date or after the
 Expiration Date, in any way relating
 to or arising out of:

          (a)    any of the Operative
           Documents or any of the
           transactions contemplated
           thereby or any violation
           thereof, and any amendment,
           modification or waiver in
           respect thereof;

(b) the Property, the Lease or any part
 thereof or interest therein;

          (c) the purchase, design,
           construction, preparation,
           installation, inspection,
           delivery, non-delivery,
           acceptance, rejection,
           ownership, management,
           possession, operation,
           rental, lease, sublease,
           repossession, maintenance,
           repair, alteration,
           modification, addition or
           substitution, storage,
           transfer of title,
           redelivery, use, financing,
           refinancing, disposition,
           operation, condition, sale
           (including, without
           limitation, any sale
           pursuant to Sections 16.2,
           16.3, 16.4, 17.2(c), 17.2(e)
           or 17.4 of the Lease or any
           sale pursuant to Articles XX
           or XXII of the Lease, return
           or other disposition of all
           or any part or any interest
           in the Property or the
           imposition of any Lien (or
           incurring of any liability
           to refund or pay over any
           amount as a result of any
           Lien) thereon, including,
           without limitation: (1)
           Claims or penalties arising
           from any violation of
           federal, state or local law,
           nile, regulation or order or
           in tort (strict liability or
           otherwise), (2) latent or
           other defects, whether or
           not discoverable, (3) any
           Claim based upon a violation
           or alleged violation of the
           terms of any restriction,
           easement, condition or
           covenant or other matter
           affecting title to the
           Property, (4) the making of
           any Modifications in
           violation of any standards
           imposed by any insurance
           policies required to be
           maintained by Lessee
           pursuant to the Lease which
           are in effect at any time
           with respect to the Property
           or any part thereof, (5) any
           Claim for patent, trademark
           or copyright infringement,
           and (6) Claims arising from
           any public improvements with
           respect to the Property
           resulting in any charge or
           special assessments being
           levied against the Property
           or any plans to widen,
           modify or realign any street
           or highway adjacent to the
           Property;

          (d) [reserved];

          (e)    the breach by the
           Lessee of any covenant,
           representation or warranty
           made by it or deemed made by
           it in any Operative Document
           or any certificate required
           to be delivered by any
           Operative Document;

          (f)    the retaining or
           employment of any broker,
           finder or financial advisor
           by the Lessee to act on its
           behalf in connection with
           this Participation
           Agreement, or the incurring
           of any fees or commissions
           to which the Lessor might be
           subjected by virtue of
           entering into the
           transactions contemplated by
           this Participation Agreement;

          (g) the existence of any Lien
           on or with respect to the
           Property, any Basic Rent or
           Supplemental Rent, title
           thereto, or any interest
           therein including any Liens
           which arise out of the
           possession, use, occupancy,
           construction, repair or
           rebuilding of the Property
           or by reason of labor or
           materials furnished or
           claimed to have been
           furnished to the Lessee, the
           Lessor or any of their
           contractors or agents or by
           reason of the financing of
           the Property or
           Modifications constructed by
           the Lessee, except Lessor
           Liens and Liens in favor of
           the Agent or the Lessor; or

          (h) the transactions
           contemplated by the Lessee
           hereby or by any other
           Operative Document, in
           respect of the application
           of Parts 4 and 5 of Subtitle
           B of Title I of ERISA and
           any prohibited transaction
           described in Section 4975(c)
           of the Code (other than any
           Claim resulting from a
           breach of representation or
           warranty of the Lessor or
           any Participant);

provided, however, the Lessee shall not
 be required to indemnify (x) the
 Lessor for any Claim to the extent
 arising from any misrepresentation by
 the Lessor under Section 8.1 (e) or
 (l) or from the failure by the Lessor
 to comply with SectiOn 10.3 (a), or
 (y) any Indemnitee under this Section
 13.1 for any of the following: (1) any
 Claim to the extent resulting from the
 willful misconduct or gross negligence
 of such Indemnitee (it being
 understood that the Lessee shall be
 required to indemnify an Indemnitee
 even if the ordinary (but not gross)
 negligence of such Indemnitee caused
 or contributed to such Claim), (2) any
 Claim resulting from Lessor Liens
 which the Lessor is responsible for
 discharging under the Operative
 Documents, (3) any Claim to the extent
 attributable to acts or events
 occurring after the expiration of the
 Term or the termination of the
 Lessee's right to possess and control
 the Property (but not any claim to the
 extent attributable to acts or events
 occurring prior to or during the Term
 or occurring at any time that the
 Lessee is in actual possession or
 control of the Property), (4) any
 Imposition or other claims for Taxes,
 and (5) any Claims of the type(s)
 described in Sections 13.2 (only with
 respect to claims in respect of a
 decline in the Fair Market Sales Value
 of the Property as a result of an
 event described in Section 13.2(b) and
 the Lessee's exercise of the
 Remarketing Option), 13.6, 13.7, 13.8
 and 13.10. It is expressly understood
 and agreed that the indemnity provided
 for herein shall survive the
 expiration or termination of and shall
 be separate and independent from any
 remedy under the Lease or any other
 Operative Document. Without limiting
 the express rights of any Indemnitee
 under this Section 13.1, this Section
 13.1 shall be construed as an
 indemnity only and not a guaranty of
 residual value of the Property or as a
 guaranty of the Participation
 Interests.

     SECTION 13.2. End of Term
      Indemnity.

          (a)    If the Lessee elects
           the Remarketing Option and
           there would, after giving
           effect to the proposed
           remarketing transactions, be
           a Shortfall Amount, then
           prior to the Maturity Date
           and as a condition to the
           Lessee's fight to complete
           the remarketing of the
           Property pursuant to Section
           22.1 of the Lease, the
           Lessee shall cause to be
           delivered to the Lessor at
           least 30 days prior to the
           Expiration Date, at the
           Lessee's sole cost and
           expense, a report from an
           appraiser selected by the
           Lessor and reasonably
           satisfactory to the Agent
           and the Required
           Participants in form and
           substance satisfactory to
           the Lessor, the Agent-and
           the Required Participants
           (the "End of the Term
           Report") which shall state
           the appraiser's conclusions
           as to the reason for any
           decline in the Fair Market
           Sales Value of the Property
           from that anticipated for
           such date in the Appraisal
           delivered on the Closing
           Date.

          (b) Prior to the Expiration
           Date, the Lessee shall pay
           to the Lessor an amount (not
           to exceed the Shortfall
           Amount) equal to the portion
           of the Shortfall Amount that
           the End of the Term Report
           demonstrates was the result
           of a decline in the Fair
           Market Sales Value of the
           Property due to:

               (i) extraordinary wear and tear, excessive usage, failure to maintain, to repair, to restore, to rebuild or to replace, failure to comply with the Lease and all applicable laws, failure to use, workmanship, method of installation or removal or maintenance, repair, rebuilding or replacement (excepting in each case ordinary wear and tear);

               (ii) any Modification made to, or any rebuilding of, the Property or any part thereof by the Lessee; or

               (iii) the existence of any Hazardous ActiVity, Hazardous Substance or Environmental Violations; or

               (iv) any restoration or rebuilding carried out by the Lessee; or

               (v) any condemnation of any portion of the Property pursuant to
     Article XV of the Lease; or

               (vi) any use of the Property or any part thereof by the Lessee other than as permitted by the Operative Documents; or

               (vii) any grant, release, dedication, transfer, annexation or amendment made pursuant to Section 12.2 of the Lease; or

               (viii) the failure of the Lessor to have good and marketable fee title to the Property free and clear of all Liens (including Permitted Liens) and exceptions to title, except Lessor Liens.

     SECTION 13.3. Environmental Indemnity. Without limitation of the other
                   -------------------------
provisions of this Section 13, the Lessee hereby agrees to indemnify, hold
                   ------------
harmless and defend each Indemnitee from and against any and all claims (including without limitation third party claims for personal injury or real or personal property damage), losses (including but not limited to any loss of value of the Property), damages, liabilities, fines, penalties, charges, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable and documented costs and expenses incurred in connection therewith (including but not limited to reasonable and documented attorneys' and/or paralegals' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, which such Indemnitee becomes subject to because of its involvement with the Property, the transactions contemplated by the Operative Documents or any other matter referred to in paragraphs (a) through (i) of Section 13.1 arising in whole or in part, out of:
                       -----

          (a) the presence on or under the Property or the Facility of any Hazardous Substances, or any Releases or discharges of any Hazardous Substances on, under, from or onto the Property or the Facility;

          (b) any activity, including,
           without limitation,
           construction, carried on or
           undertaken on or off the
           Facility, and whether by the
           Lessee, the Lessor or any
           predecessor in title or any
           employees, agents,
           contractors or
           subcontractors of the
           Lessee, the Lessor (if such
           activity was undertaken with
           the consent or at the
           direction of the Lessee) or
           any predecessor in title, or
           any other Persons (including
           such Indemnitee), in
           connection with the
           handling, treatment,
           removal, storage,
           decontamination, cleanup,
           transport or disposal of any
           Hazardous Substances that at
           any time are located or
           present on or under or that
           at any time migrate, flow,
           percolate, diffuse or in any
           way move onto or under the
           Property or the Facility;

          (c)    loss of or damage to
           any property or the
           environment (including,
           without limitation, cleanup
           costs, response costs,
           remediation and removal
           costs, cost of corrective
           action, costs of financial
           assurance, fines and
           penalties and natural
           resource damages), or death
           or injury to any Person, and
           all expenses associated with
           the protection of wildlife,
           aquatic species, vegetation,
           flora and fauna, and any
           mitigative action required
           by or under Environmental
           Laws;

          (d) any claim concerning lack
           of compliance with
           Environmental Laws, or any
           act or omission causing an
           environmental condition that
           requires remediation or
           would allow any Governmental
           Authority to record a Lien
           on the land records;

          (e)    any residual
           contamination on or under
           the Facility, or affecting
           any natural resources, or
           any contamination of any
           property or natural
           resources arising in
           connection with the
           generation, use, handling,
           storage, transport or
           disposal of any such
           Hazardous Substances, and
           irrespective of whether any
           of such activities were or
           will be undertaken in
           accordance with applicable
           Environmental Laws; or

          (f)    any material
           inaccuracies,
           misrepresentations,
           misstatements, and omissions
           and any conflicting
           information contained in or
           omitted from any
           environmental audit
           previously delivered to the
           Lessor or the Agent in
           connection with the Fab 2
           Real Property Participation
           Agreement;

provided, however, the Lessee shall not
 be required to indemnify any
 Indemnitee under this Section 13.3 for
 (1) any Claim to the extent resulting
 from the willful misconduct or gross
 negligence of such Indemnitee (it
 being understood that the Lessee shall
 be required to indemnify an Indemnitee
 even if the ordinary (but not gross)
 negligence of such Indemnitee caused
 or contributed to such Claim), (2)
 subject to the provisions Section 15.2
 of the Lease, any Claim to the extent
 attributable to acts or events
 occurring after the expiration of the
 Term or the termination of the
 Lessee's right to possess and control
 the Property (but not any claim to the
 extent attributable to acts or events
 occurring prior to or during the Term
 or occurring at any time that the
 Lessee is in actual possession or
 control of the Property), (3) any
 Imposition or other claims for Taxes
 of the type(s) described in Section
 13.5 or (4) any Claims of the type(s)
 described in Sections 13.2 (only with
 respect to claims in respect of a
 decline in the Fair Market Sales Value
 of the Property and the Lessee's
 exercise of the Remarketing Option),
 13.6, 13.7, 13.8 and 13.10. It is
 expressly understood and agreed that
 the indemnity provided for herein
 shall survive the expiration or
 termination of and shall be separate
 and independent from any remedy under
 the Lease or any other Operative
 Document.

     SECTION 13.4. Proceedings in
      Respect of Claims. With respect
      to any amount that the Lessee is
      requested by an Indemnitee to pay
      by reason of Section 13.1 or
      13.3, such Indemnitee shall, if
      so requested by the Lessee and
      prior to any payment, submit such
      additional information to the
      Lessee as the Lessee may
      reasonably request and which is
      in the possession of such
      Indemnitee to substantiate
      properly the requested payment.

     In case any action, suit or
      proceeding shall be brought
      against any Indemnitee, such
      Indemnitee shall notify the
      Lessee of the commencement
      thereof, and the Lessee shall be
      entitled, at its expense, to
      participate in, and, to the
      extent that the Lessee desires
      to, assume and control the
      defense thereof; provided,
      however, that the Lessee shall
      have acknowledged in writing its
      obligation to fully indemnify
      such Indemnitee in respect of
      such action, suit or proceeding,
      and the Lessee shall keep such
      Indemnitee fully apprised of the
      status of such action, suit or
      proceeding and shall provide such
      Indemnitee with all information
      with respect to such action, suit
      or proceeding as such Indemnitee
      shall reasonably request, and
      provided further, that the Lessee
      shall not be entitled to assume
      and control the defense of any
      such action, suit or proceeding
      if and to the extent that, (A) in
      the reasonable opinion of such
      Indemnitee, (x) such action, suit
      or proceeding involves any
      possibility of imposition of
      criminal liability or any risk of
      material civil liability on such
      Indemnitee or will involve a
      material risk of the sale,
      forfeiture or loss of, or the
      creation of any Lien (other than
      a Permitted Lien) on the Property
      or any part thereof unless, in
      the case of civil liability or
      Lien, the Lessee shall have
      posted a bond or other security
      satisfactory to the relevant
      Indemnitee in respect to such
      risk or (y) the control of such
      action, suit or proceeding would
      involve an actual or potential
      conflict of interest, (B) such
      proceeding involves Claims not
      fully indemnified by the Lessee
      which the Lessee and the
      Indemnitee have been unable to
      sever from the indemnified
      claim(s), or (C) an Event of
      Default under the Lease has
      occurred and is continuing. The
      Indemnitee may participate in a
      reasonable manner at its own
      expense and with its own counsel
      in any proceeding conducted by
      the Lessee in accordance with the
      foregoing. The Lessee shall not
      enter into any settlement or
      other compromise with respect to
      any Claim which is entitled to be
      indemnified under Section 13.1 or
      13.3 without the prior written
      consent of the Indemnitee which
      consent shall not be unreasonably
      withheld in the case of a money
      settlement not involving an
      admission of liability of such
      Indemnitee.

     Each Indemnitee shall at the
      expense of the Lessee cooperate
      with and supply the Lessee with
      such information and documents
      reasonably requested by the
      Lessee as are necessary or
      advisable for the Lessee to
      participate in any action, suit
      or proceeding to the extent
      permitted by Section 13.1 or
      13.3. Unless an Event of Default
      under the Lease shall have
      occurred and be continuing, no
      Indemnitee shall enter into any
      settlement or other compromise
      with respect to any Claim which
      is entitled to be indemnified
      under Section 13.1 or 13.3
      without the prior written consent
      of the Lessee, which consent
      shall not be unreasonably
      withheld, unless such Indemnitee
      waives its right to be
      indemnified under Section 13.1 or
      13.3 with respect to such Claim.

     Upon payment in full of any Claim
      by the Lessee pursuant to Section
      13.1 or 13.3 to or on behalf of
      an Indemnitee, the Lessee,
      without any further action, shall
      be subrogated to any and all
      claims that such Indemnitee may
      have relating thereto (other than
      claims in respect of insurance
      policies maintained by such
      Indemnitee at its own expense),
      and such Indemnitee shall execute
      such instruments of assignment
      and conveyance, evidence of
      claims and payment and such other
documents, instruments and agreements
 as may be necessary to preserve any
 such claims and otherwise cooperate
 with the Lessee and give such further
 assurances as are necessary or
 advisable to enable the Lessee
 vigorously to pursue such claims.

     Any amount payable to an
      Indemnitee pursuant to Section
      13.1 or 13.3 shall be paid to
      such Indemnitee promptly upon
      receipt of a written demand
      therefor from such Indemnitee,
      accompanied by a written
      statement describing in
      reasonable detail the basis for
      such indemnity and the
      computation of the amount so
      payable and, if requested by the
      Lessee, such determination shall
      be verified by a nationally
      recognized independent accounting
      firm mutually acceptable to the
      Lessee and the Indemnitee at the
      expense of the Lessee.

     SECTION 13.5. General Impositions
      Indemnity.

          (a)    Indemnification. The
           Lessee shall pay and assume
           liability for, and does
           hereby agree to indemnify,
           protect and defend the
           Property and all
           Indemnitees, and hold them
           harmless against, all
           Impositions on an After Tax
           Basis.

          (b) Payments. (i) Subject to
           the terms of Section
           13.5(f), the Lessee shall
           pay or cause to be paid all
           Impositions directly to the
           taxing authorities where
           feasible and otherwise to
           the Indemnitee, as
           appropriate, and the Lessee
           shall at its own expense,
           upon such Indemnitee's
           reasonable request, furnish
           to such Indemnitee copies of
           official receipts or other
           satisfactory proof
           evidencing such payment.

               (ii) In the case of
                Impositions for which
                no contest is conducted
                pursuant to Section
                13.5(f) and which the
                Lessee pays directly to
                the taxing authorities,
                the Lessee shall pay
                such Impositions prior
                to the latest time
                permitted by the
                relevant taxing
                authority for timely
                payment. In the case of
                Impositions for which
                the Lessee reimburses
                an Indemnitee, the
                Lessee shall do so
                within twenty (20) days
                after receipt by the
                Lessee of demand by
                such Indemnitee
                describing in
                reasonable detail the
                nature of the
                Imposition and the
                basis for the demand
                (including the
                computation of the
                amount payable), but in
                no event shall the
                Lessee be required to
                pay such reimbursement
                prior to ten (10) days
                before the latest time
                permitted by the
                relevant taxing
                authority for timely
                payment. In the case of
                Impositions for which a
                contest is conducted
                pursuant to Section
                13.5(f), the Lessee
                shall pay such
                Impositions or
                reimburse such
                Indemnitee for such
                Impositions, to the
                extent not previously
                paid or reimbursed
                pursuant to subsection
                (a), prior to the
                latest time permitted
                by the relevant taxing
                authority for timely
                payment after
                conclusion of all
                contests under Section
                13.5(f).

               (iii) At the Lessee's
                request, the amount of
                any indemnification
                payment by the Lessee
                pursuant to subsection
                (a) shall be verified
                and certified by an
                independent public
                accounting firm
                mutually acceptable to
                the Lessee and the
                Indemnitee. The fees
                and expenses of such
                independent public
                accounting firm shall
                be paid by the Lessee
                unless such
                verification shall
                result in an adjustment
                in the Lessee's favor
                of 5% or more of the
                payment as computed by
                the Indemnitee, in
                which case such fee
                shall be paid by the
                Indemnitee.

                    (c)    Reports and
                     Returns. (i) The
                     Lessee shall be
                     responsible for
                     preparing and
                     filing any real
                     and personal
                     property or ad
                     valorem tax
                     returns in respect
                     of the Property.
                     In case any other
                     report or tax
                     return shall be
                     required to be
                     made with respect
                     to any obligations
                     of the Lessee
                     under or arising
                     out of subsection
                     (a) and of which
                     the Lessee has
                     knowledge or
                     should have
                     knowledge, the
                     Lessee, at its
                     sole cost and
                     expense, shall
                     notify the
                     relevant
                     Indemnitee of such
                     requirement and
                     (except if such
                     Indemnitee
                     notifies the
                     Lessee that such
                     Indemnitee intends
                     to file such
                     report or return)
                     (A) to the extent
                     required or
                     permitted by and
                     consistent with
                     Applicable Law,
                     make and file in
                     its own name such
                     return, statement
                     or report; and (B)
                     in the case of any
                     other such return,
                     statement or
                     report required to
                     be made in the
                     name of such
                     Indemnitee, advise
                     such Indemnitee of
                     such fact and
                     prepare such
                     return, statement
                     or report for
                     filing by such
                     Indemnitee or,
                     where such return,
                     statement or
                     report shall be
                     required to
                     reflect items in
                     addition to any
                     obligations of the
                     Lessee under or
                     arising out of
                     subsection (a),
                     provide such
                     Indemnitee at the
                     Lessee's expense
                     with information
                     sufficient to
                     permit such
                     return, statement
                     or report to be
                     properly made with
                     respect to any
                     obligations of the
                     Lessee under or
                     arising out of
                     subsection (a).
                     Such Indemnitee
                     shall, upon the
                     Lessee's request
                     and at the
                     Lessee's expense,
                     provide any data
                     maintained by such
                     Indemnitee (and
                     not otherwise
                     available to or
                     within the control
                     of the Lessee)
                     with respect to
                     the Property which
                     the Lessee may
                     reasonably require
                     to prepare any
                     required tax
                     returns or
                     reports. Each
                     Indemnitee agrees
                     to use its best
                     efforts to send to
                     the Lessee a copy
                     of any written
                     request or other
                     notice that the
                     Indemnitee
                     receives with
                     respect to any
                     reports or returns
                     required to be
                     filed with respect
                     to the Property or
                     the transactions
                     contemplated by
                     the Operative
                     Documents, it
                     being understood
                     that no Indemnitee
                     shall have any
                     liability for
                     failure to provide
                     such copies.

                    (d) Income
                     Inclusions. If as
                     a result of the
                     payment or
                     reimbursement by
                     the Lessee of any
                     expenses of the
                     Lessor or the
                     payment of any
                     Transaction
                     Expenses incurred
                     in connection with
                     the transactions
                     contemplated by
                     the Operative
                     Documents, the
                     Lessor or any
                     Participant shall
                     suffer a net
                     increase in any
                     federal, state or
                     local income tax
                     liability, the
                     Lessee shall
                     indemnify such
                     Persons (without
                     duplication of any
                     indemnification
                     required by
                     subsection (a)) on
                     an After Tax Basis
                     for the amount of
                     such increase. The
                     calculation of any
                     such net increase
                     shall take into
                     account any
                     current or future
                     tax savings
                     realized or
                     reasonably
                     expected to be
                     realized by such
                     person in respect
                     thereof, as well
                     as any interest,
                     penalties and
                     additions to tax
                     payable by the
                     Lessor, or any
                     Participant or
                     such Affiliate, in
                     respect thereof.

                    (e)    Withholding
                     Taxes. As between
                     the Lessee on one
                     hand, and the
                     Lessor or the
                     Agent and any
                     Participant on the
                     other hand, the
                     Lessee shall be
                     responsible for,
                     and, subject to
                     the provisions of
                     Sections 13.5(g)
                     and (h), the
                     Lessee shall
                     indemnify and hold
                     harmless the
                     Lessor, the Agent
                     and the
                     Participants
                     (without
                     duplication of any
                     indemnification
                     required by
                     subsection (a)) on
                     an After Tax Basis
                     against, any
                     obligation for
                     United States or
                     foreign
                     withholding taxes
                     imposed in respect
                     of payments with
                     respect to the
                     Participation
                     Interests or with
                     respect to Rent
                     payments under the
                     Lease or payments
                     of the Asset
                     Termination Value
                     or Purchase Option
                     Price (and, if the
                     Lessor, the Agent
                     or any Participant
                     receives a demand
                     for such payment
                     from any taxing
                     authority, the
                     Lessee shall
                     discharge such
                     demand on behalf
                     of the Lessor, the
                     Agent or such
                     Participant).
                     Notwithstanding
                     the foregoing
                     provisions of this
                     Section 13.5(e) or
                     any other
                     provision of any
                     Operative Document
                     to the contrary,
                     the Lessee shall
                     not be responsible
                     for and shall not
                     be required to
                     indemnify or
                     otherwise hold
                     harmless any
                     Person from or
                     against any
                     withholding tax
imposed as a collection device for, or in substitution or lieu of, an income, franchise or similar tax to the extent such income, franchise or similar tax would not otherwise be subject to indemnification pursuant to this Section 13.5 (a "Qualified Withholding Tax"). As used herein, Qualified Withholding Taxes include, without limitation, any withholding taxes arising under Section 871, 881, 1441 or 1442 of the Code and any similar taxes arising under state, local or foreign law as well as any withholding tax imposed as a collection device for, or in substitution or lieu of the Imposition that qualifies as an "income tax" within the meaning of United States Treasury Regulation Section 1.901 -2.

(f) Contests of Impositions. (i) If a written claim is made against any Indemnitee or if any proceeding shall be commenced against such Indemnitee (including a written notice of such proceeding), for any Impositions, such Indemnitee shall promptly notify the Lessee in writing and shall not take action with respect to such claim or proceeding without the consent of the Lessee for thirty (30) days after the receipt of such notice by the Lessee; provided, however, that, in the case of any such claim or proceeding, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such Indemnitee shall, in such notice to the Lessee, inform the Lessee of such shorter period, and no action shall be taken with respect to such claim or proceeding without the consent of the Lessee before 2 days before the end of such shorter period; provided, further, that the failure of such Indemnitee to give the notices referred to this sentence shall not diminish the Lessee's obligation hereunder except to the extent such failure precludes the Lessee from contesting all or part of such claim.

(ii) If, within thirty (30) days of receipt of such notice from the Indemnitee (or such shorter period as the Indemnitee has notified the Lessee is required by law or regulation for the Indemnitee to commence such contest), the Lessee shall request in writing that such Indemnitee contest such Imposition, the Indemnitee shall, at the expense of the Lessee, in good faith conduct and control such contest (including, without limitation, by pursuit of appeals) relating to the validity, applicability or amount of such Impositions (provided, however, that (A) if such contest involves a tax other than a tax on net income and can be pursued independently from any other proceeding involving a tax liability of such Indemnitee, the Indemnitee, at the Lessee's request, shall allow the Lessee to conduct and control such contest and (B) in the case of any contest, the Indemnitee may request the Lessee to conduct and control such contest) by, in the sole discretion of the Person conducting and controlling such contest, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Lessee from time to time.

(iii) The party controlling any contest shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of such contest; provided, that all decisions ultimately shall be made in the sole discretion of the controlling party except that no decision shall be made to concede an indemnified issue without the prior consent of Lessee (which consent shall not be unreasonably withheld). The parties agree that an Indemnitee may at any time decline to take further action with respect to the contest of any Imposition and may settle such contest if such Indemnitee shall waive its fights to any indemnity from the Lessee that otherwise would be payable in respect of such claim (and any future claim by any taxing authority, the contest of which is precluded by reason of such
 resolution of such claim) and shall
 pay to the Lessee any amount
 previously paid or advanced by the
 Lessee pursuant to this Section 13.5
 by way of indemnification or advance
 for the payment of an Imposition other
 than expenses of such contest.

               (iv) Notwithstanding the
                foregoing provisions of
                this Section 13.5, an
                Indemnitee shall not be
                required to take any
                action and the Lessee
                shall not be permitted
                to contest any
                Impositions in its own
                name or that of the
                Indemnitee unless (A)
                the Lessee shall have
                agreed such Imposition
                is subject to indemnity
                hereunder and shall pay
                to such Indemnitee on
                demand and on an After
                Tax Basis all
                reasonable costs,
                losses and expenses
                that such Indemnitee
                actually incurs in
                connection with
                contesting such
                Impositions, including,
                without limitation, all
                reasonable legal,
                accounting and
                investigatory fees and
                disbursements, (B) in
                the case of a claim
                that must be pursued in
                the name of an
                Indemnitee (or an
                Affiliate thereof), the
                amount of the potential
                indemnity (taking into
                account all similar or
                logically related
                claims that have been
                or could be raised in
                any audit involving
                such Indemnitee for
                which the Lessee may be
                liable to pay an
                indemnity under this
                Section 13.5) exceeds
                $10,000, (C) the
                Indemnitee shall have
                reasonably determined
                that the action to be
                taken will not result
                in any material danger
                of sale, forfeiture or
                loss of the Property,
                or any part thereof or
                interest therein, will
                not interfere with the
                payment of Rent, and
                will not result in risk
                of criminal liability,
                (D) if such contest
                shall involve the
                payment of the
                Imposition prior to the
                contest, the Lessee
                shall provide to the
                Indemnitee an
                interest-free advance
                in an amount equal to
                the Imposition that the
                Indemnitee is required
                to pay (with no
                additional net
                after-tax cost to such
                Indemnitee), (E) in the
                case of a claim that
                must be pursued in the
                name of an Indemnitee
                (or an Affiliate
                thereof), the Lessee
                shall have provided to
                such Indemnitee an
                opinion of independent
                tax counsel selected by
                the Indemnitee and
                reasonably satisfactory
                to the Lessee stating
                that a reasonable basis
                exists to contest such
                claim (or, in the case
                of an appeal of an
                adverse judicial
                determination, an
                opinion of such counsel
                to the effect that
                there is substantial
                authority for the
                position asserted in
                such appeal) and (F) no
                Event of Default
                hereunder shall have
                occurred and be
                continuing. In no event
                shall an Indemnitee be
                required to appeal an
                adverse judicial
                determination to the
                United States Supreme
                Court. In addition, an
                Indemnitee shall not be
                required to contest any
                claim in its name (or
                that of an Affiliate)
                if the subject matter
                thereof shall be of a
                continuing nature and
                shall have previously
                been decided adversely
                by a court of competent
                jurisdiction pursuant
                to a contest completed
                in accordance with the
                provisions of this
                Section 13.5, unless
                there shall have been a
                change in law (or
                interpretation thereof)
                and the Indemnitee
                shall have received, at
                the Lessee's expense,
                an opinion of
                independent tax counsel
                selected by the
                Indemnitee and
                reasonably acceptable
                to the Lessee stating
                that as a result of
                such change in law (or
                interpretation
                thereof), it is more
                likely than not that
                the Indemnitee will
                prevail in such contest.

          (g) Documentation of
           Withholding Status. Each
           Participant (or any
           successor thereto or
           transferee thereof) that is
           organized under the laws of
           a jurisdiction outside of
           the United States of America
           and each Lessor that is
           organized under the laws of
           a jurisdiction outside of
           the United States of America
           shall:

               (i) on or before the
                date it becomes a party
                to any Operative
                Document, deliver to
                the Lessee any
                certificates,
                documents, or other
                evidence that shall be
                required by the Code or
                Treasury Regulations
                issued pursuant thereto
                to establish its
exemption from United States Federal withholding requirements, including (A) two valid, duly completed, original copies of Internal Revenue Service Form 1001 or Form 4224 or successor applicable form, properly and duly executed, certifying in each case that such party is entitled to receive payments pursuant to the Operative Documents without deduction or withholding of United States Federal income taxes, or (B) a valid, duly completed, original copy of Internal Revenue Service Form W-8 or Form W-9 or applicable successor form, properly and duly executed, certifying that such party is entitled to an exemption from United States of America backup withholding tax; and

(ii) so long as it shall be legally entitled to do so, on or before the date that any such form described above expires or becomes obsolete, or after the occurrence of any event requiring a change in the most recent such form previously delivered to the Lessee, deliver to the Lessee two further valid, duly completed, original copies of any such form or certification, properly and duly executed.

(h) Limitation on Tax Indemnification. The Lessee shall not be required to indemnify any Indemnitee, or to pay any increased amounts to any Indemnitee or tax authority with respect to any Impositions pursuant to this Section 13.5 to the extent that (i) such Imposition is attributable to such Indemnitee's failure to comply with the provisions of Section 13.5(g); or (ii) to the extent such Imposition constitutes or is collected by means of a Qualified Withholding Tax.

(i) Tax Savings. In the event an Indemnitee receives a retired (or similar tax savings) in respect of any Imposition paid or reimbursed by the Lessee which was not considered in calculating the After Tax Basis with respect to such payment or reimbursement by Lessee, such Indemnitee shall within thirty (30) days thereafter remit the amount of such refund (or tax savings) to the Lessee, provided that the amount so remitted shall not exceed the lesser of: (i) the amount received by such Indemnitee as a refund (or tax savings) net of all reasonable costs and expenses incurred by such Indemnitee in connection with obtaining and paying such amount; and (ii) (a) the amount of all prior payments by the Lessee to such Indemnitee with respect to Impositions, plus any refunded interest, less (b) the amount of all prior payments by the Indemnitee to the Lessee under this Section 13.5(i).

SECTION 13.6. Funding Losses. If any payment of any Advance representing Tranche B Participation Interests or any portion of any Tranche B Participation Interest is made on any day other than the last day of an Interest Period applicable thereto, or if the Lessee fails to utilize the proceeds of any purchase of Participation Interests after notice has been given to any Participant in accordance with Section 3 or 4, the Lessee shall reimburse each Participant within fifteen (15) days after demand for any resulting loss or expense incurred by it, including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, provided that such Participant shall have delivered to the Lessee a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error, and provided further that such loss shall in no event exceed the interest on the Advances which would have been payable for the balance of such Interest Period or other period, less the amount actually earned by such Participant on such Advances. Such Participant will, at the request of the Lessee, furnish such additional information concerning the determination of such loss as the Lessee may reasonably request.

SECTION 13.7. Regulation D Compensation. For so long as any Participant is required to increase its existing reserve percentage against "Eurocurrency Liabilities" (or any other category of liabilities which include deposits by reference to which the interest rate on its Participation Interest in any Advance is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Participant to United States residents), and, as a result, the cost to such Participant (or its Funding Office) of purchasing or maintaining its Participation Interest in any Advance is increased, then such Participant may require the Lessee to pay, contemporaneously with each payment of interest on the Advances an additional amount on the Participation Interest of such Participant in the Advances at a rate per annum up to but not exceeding the excess of (i) (A) the applicable Eurodollar Rate divided by (B) one minus the Eurocurrency Reserve Requirements and (ii) the applicable Eurodollar Rate. Any Participant wishing to require payment of such additional amount (x) shall so notify the Lessee and the Agent, in which case such additional interest on its Participation Interest in any Advance shall be payable to such Participant at the place indicated in such notice with respect to each Interest Period commencing at least three (3) Business Days after the giving of such notice and (y) shall furnish to the Lessee at least five (5) Business Days prior to each date on which interest is payable on the Advance an officer's certificate setting forth the amount to which such Participant is then entitled under this Section (which shall be consistent with such Participant's good faith estimate of the level at which the related reserves are maintained by it). Each such certificate shall be accompanied by such information as the Lessee may reasonably request as to the computation set forth therein.

SECTION 13.8. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period:

(a) deposits in dollars (in the applicable amounts) are not being offered to the Agent in the relevant market for such Interest Period or any Participants shall advise the Agent that the Eurodollar Rate as determined by the Agent will not adequately and fairy reflect the cost to such Participant of funding its Tranche B Participation Interest in any Advance for such Interest Period; or

(b) any Participant determines that, by reason of the adoption, on or after the date of this Participation Agreement, of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Participant (or its Funding Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or governmental agency, it is restricted, directly or indirectly, in the amount it may hold of
(i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rates applicable to Advances to fund its Tranche B Participation Interest Commitment based on the Eurodollar Rate are directly or indirectly determined, or (ii) the category of assets which includes Advances to fund its Tranche B Participation Interest Commitment based on the Eurodollar Rate;

the Agent shall forthwith give notice thereof to the Lessee and the Participants, whereupon until the Agent notifies the Lessee that the circumstances giving rise to such suspension no longer exist, each outstanding Advance shall begin to bear interest on the last day of the then current Interest Period applicable thereto at a rate per annum equal to the sum of(i) the Participants' average cost of funds employed to fund their Tranche B Participation Interests, as notified to the Agent and the Lessee, plus (ii) the Applicable Margin for Eurodollar Rate-based Advances at such time.

SECTION 13.9. Illegality. If, on or after the date of this Participation Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the 'interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Participant (or its Funding Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for any Participant (or its Funding Office) to purchase, maintain or fund its Participation Interest in any Advance and such Participant shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Participants and the Lessee, whereupon until such Participant notifies the Lessee and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Participant to purchase its Participation Interest in any Advance shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Participant shall, if practicable, with the consent of the Lessee (which consent shall not unreasonably be withheld), designate a different Funding Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Participant, be otherwise disadvantageous to such Participant. If such notice is given (i) the Lessee shall be entitled upon its request to a reasonable explanation of the factors underlying such notice and (ii) each outstanding Participation Interest in any Advance of such Participant then outstanding shall begin to bear interest at the Alternate Base Rate plus the Applicable Margin for Eurodollar Rate-based Advances either (a) on the last day of the then current Interest Period applicable to such Advance if such Participant may lawfully continue to maintain and fund such Participation Interest to such day or (b) immediately if such Participant shall determine that it may not lawfully continue to maintain and fund such Participation Interest to such day. If such notice is given the Lessee may exercise its Purchase Option under Section 20.1 of the Lease upon not less than ten (10) days' written notice to the Lessor, the Agent and the Participants.

SECTION 13.10. Increased Cost and Reduced Return. (a) In the event that the adoption of any applicable law, rule or regulation, or any change therein or in the interpretation or application thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Participant with any request or directive after the date hereof (whether or not having the force of law) of any such authority, central bank or comparable agency:

(i) does or shall subject such Participant to any additional tax of any kind whatsoever with respect to the Operative Documents or any purchase of a Participation Interest in any Advance, or change the basis or the applicable rate of taxation of payments to such Participant of its Participation Interest or any other amount payable hereunder (except for the imposition of or change in any tax on or measured by the overall net income of such Participant including, without limitation, any tax that qualifies as an "income tax" within the meaning of United States Treasury Regulation Section 1.901-2 and
 which is not an Imposition);

(ii) does or shall impose, modify or hold applicable any reserve, special deposit, insurance assessment, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Participant which are not otherwise included in determination of the rate of interest on Advances hereunder; or

(iii) does or shall impose on such Participant any other condition;

and the result of any of the foregoing is to increase the cost to such Participant of purchasing or maintaining its Participation Interest in any Advance or to reduce any amount receivable hereunder with respect thereto, then in any such case, the Lessee shall promptly pay such Participant, upon its demand, any additional amounts necessary to compensate such Participant for such increased cost or reduced amount receivable which such Participant deems to be material as determined by such Participant.

(b) If any Participant shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency has or would have the effect of reducing the rate of return on capital of such Participant (or any entity directly or indirectly controlling such Participant) as a consequence of such Participant's obligations under the Operative Documents to a level below that which such Participant (or any entity directly or indirectly controlling such Participant) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Participant to be material, then from time to time, within 15 days after demand by such Participant (with a copy to the Agent), the Lessee shall pay to such Participant' such additional amount or amounts as will compensate such Participant (or its parent) for such reduction.

(c) Each Participant will promptly notify the Lessee and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Participant to compensation pursuant to this Section and will, if practicable, with the consent of the Lessee (which consent shall not unreasonably be withheld), designate a different Funding Office or take any other reasonable action if such designation or action will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Participant, be otherwise disadvantageous to such Participant. A certificate of any Participant claiming compensation under this Section and setting forth in reasonable detail its computation of the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Participant may use any reasonable averaging and attribution methods. This Section shall survive the termination of this Participation Agreement and payment of the outstanding Advances and Participation Interests.

 SECTION 13.11. Substitution of Participant. If (i) the obligation of any Participant to purchase or maintain its Participation Interest has been suspended pursuant to this Section 13, or (ii) any Participant has demanded compensation or given notice of its intention to demand compensation under
Section 13.10, the Lessee shall have the right, with the assistance of the Agent, to seek one or more mutually satisfactory substitute banks or financial institutions (which may be one or more of the Participants) to replace such Participant under the Operative Documents.

SECTION 13.12. Indemnity Payments in Addition to Residual Value Guarantee Amount. The Lessee acknowledges and agrees that its obligations to make indemnity payments under this Section 13 are separate from, in addition to, and do not reduce, its obligation to pay the Residual Value Guarantee Amount under the Lease; provided, that except as otherwise set forth in Section 13.2 hereof, the Shortfall Amount payable by the Lessee in connection with the Remarketing Option under the Lease shall not be increased under this Section 13.

                                  SECTION 14.

                                   THE AGENT

SECTION 14.1. Appointment. Each Participant hereby irrevocably designates and appoints the Agent as the agent of such Lender under this Agreement and the other Operative Documents, and each Participant irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Operative Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Operative Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Participant or any other party to the Operative Documents, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Operative Document or otherwise exist against the Agent.

SECTION 14.2. Delegation of Duties. The Agent may execute any of its duties under this Agreement and the other Operative Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

SECTION 14.3. Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Operative Document (except for its or such Person's own gross negligence or willful misconduct) or (b)
           responsible in any manner to
           any of the Participants or
           any other party to the
           Operative Documents for any
           recitals, statements,
           representations or
           warranties made by the
           Lessor or the Lessee or any
           officer thereof contained in
           this Agreement or any other
           Operative Document or in any
           certificate, report,
           statement or other document
           referred to or provided for
           in, or received by the Agent
           under or in connection with,
           this Agreement or any other
           Operative Document or for
           the value, validity,
           effectiveness, genuineness,
           enforceability or
           sufficiency of this
           Agreement or any other
           Operative Document or for
           any failure of the Lessor or
           the Lessee to perform its
           obligations hereunder or
           thereunder. The Agent shall
           not be under any obligation
           to any Participant or any
           other party to the Operative
           Documents to ascertain or to
           inquire as to the observance
           or performance of any of the
           agreements contained in, or
           conditions of, this
           Agreement or any other
           Operative Document, or to
           inspect the properties,
           books or records of the
           Lessor or the Lessee.

               SECTION 14.4. Reliance
                by Agent. The Agent
                shall be entitled to
                rely, and shall be
                fully protected in
                relying, upon any
                writing, resolution,
                notice, consent,
                certificate, affidavit,
                letter, telecopy, telex
                or teletype message,
                statement, order or
                other document or
                conversation believed
                by it to be genuine and
                correct and to have
                been signed, sent or
                made by the proper
                Person or Persons and
                upon advice and
                statements of legal
                counsel (including,
                without limitation,
                counsel to the Lessor
                or the Lessee),
                independent accountants
                and other experts
                selected by the Agent.
                The Agent shall be
                fully justified in
                failing or refusing to
                take any action under
                this Agreement or any
                other Operative
                Document unless it
                shall first receive
                such advice or
                concurrence of the
                Required Participants
                as it deems appropriate
                or it shall first be
                indemnified to its
                satisfaction by the
                Participants against
                any and all liability
                and expense which may
                be incurred by it by
                reason of taking or
                continuing to take any
                such action. The Agent
                shall in all cases be
                fully protected in
                acting, or in
                refraining from acting,
                under this Agreement
                and the other Operative
                Documents in accordance
                with a request of the
                Required Participants,
                and such request and
                any action taken or
                failure to act pursuant
                thereto shall be
                binding upon all the
                Participants.

               SECTION 14.5. Notice of
                Default. The Agent
                shall not be deemed to
                have knowledge or
                notice of the
                occurrence of any
                Default or Event of
                Default unless the
                Agent has received
                notice from a
                Participant, the Lessor
                or the Lessee
                describing such Default
                or Event of Default and
                stating that such
                notice is a "notice of
                default". In the event
                that the Agent receives
                such a notice, the
                Agent shall give notice
                thereof to the other
                parties hereto. Subject
                to the provisions of
                Section 11 and Section
                15.5 hereof, the Agent
                shall take such action
                with respect to such
                Default or Event of
                Default as shall be
                reasonably directed by
                the Required
                Participants; provided
                that unless and until
                the Agent shall have
                received such
                directions, the Agent
                may (but shall not be
                obligated to) take such
                action, or refrain from
                taking such action,
                with respect to such
                Default or Event of
                Default as it shall
                deem advisable in the
                best interests of the
                Participants.

               SECTION 14.6.
                Non-Reliance on Agent
                and Other Participants.
                Each Participant
                expressly acknowledges
                that neither the Agent
                nor any of its
                officers, directors,
                employees, agents,
                attorneys-in-fact or
                Affiliates has made any
                representations or
                warranties to it and
                that no act by the
                Agent hereinafter
                taken, including any
                review of the affairs
                of the Lessor or the
                Lessee, shall be deemed
                to constitute any
                representation or
                warranty by the Agent
                to any Participant.
                Each Participant
                represents to the Agent
                that it has,
                independently and
                without reliance upon
                the Agent or any other
                Participant, and based
                on such documents and
                information as it has
                deemed appropriate,
made its own appraisal of and
 investigation into the business,
 operations, property, financial and
 other condition and creditworthiness
 of the Lessor, the Lessee and the
 Property and made its own decision to
 purchase its Participation Interest
 hereunder and enter into this
 Agreement. Each Participant also
 represents that it will, independently
 and without reliance upon the Agent,
 the Lessor or any other Participant,
 and based on such documents and
 information as it shall deem
 appropriate at the time, continue to
 make its own credit analysis,
 appraisals and decisions in taking or
 not taking action under this Agreement
 and the other Operative Documents, and
 to make such investigation as it deems
 necessary to inform itself as to the
 business, operations, property,
 financial and other condition and
 creditworthiness of the Lessor and the
 Lessee. Except for notices, reports
 and other documents expressly required
 to be furnished to the Participants by
 the Agent hereunder, the Agent shall
 not have any duty or responsibility to
 provide any Participant with any
 credit or other information concerning
 the business, operations, property,
 condition (financial or otherwise),
 prospects or creditworthiness of the
 Lessor or the Lessee which may come
 into the possession of the Agent or
 any of its officers, directors,
 employees, agents, attorneys4n-fact or
 Affiliates.

     SECTION 14.7. Indemnification. The
      Participants agree to indemnify
      the Agent in its capacity as such
      (to the extent not reimbursed by
      the Lessee and without limiting
      the obligation of the Lessee to
      do so), ratably according to
      their respective Commitment
      Percentages in effect on the date
      on which indemnification is
      sought under this Section 14.7
      (or, if indemnification is sought
      after the date upon which the
      Commitments shall have terminated
      and the Participation Interests
      shall have been paid in full,
      ratably in accordance with their
      Commitment Percentages
      immediately prior to such date),
      from and against any and all
      liabilities, obligations, losses,
      damages, penalties, actions,
      judgments, suits, costs, expenses
      or disbursements of any kind
      whatsoever which may at any time
      (including, without limitation,
      at any time following the payment
      of the Participation Interests)
      be imposed on, incurred by or
      asserted against the Agent in any
      way relating to or arising out
      of, the Commitments, this
      Agreement, the Property, any of
      the other Operative Documents or
      any documents contemplated by or
      referred to herein or therein or
      the transactions contemplated
      hereby or thereby or any action
      taken or omitted by any of them
      under or in connection with any
      of the foregoing; provided that
      no Participant shall be liable
      for the payment of any portion of
      such liabilities, obligations,
      losses, damages, penalties,
      actions, judgments, suits, costs,
      expenses or disbursements
      resulting solely from the gross
      negligence or willful misconduct
      of the Agent. The agreements in
      this Section 14.7 shall survive
      the payment of the Participation
      Interests and all other amounts
      payable hereunder.

     SECTION 14.8. Agent in its
      Individual Capacity. The Agent
      and its Affiliates may make loans
      to, accept deposits from and
      generally engage in any kind of
      business with the Lessor or the
      Lessee as though the Agent were
      not the Agent hereunder and under
      the other Operative Documents.
      With respect to its Participation
      Interest purchased by it, the
      Agent shall have the same fights
      and powers under this Agreement
      and the other Operative Documents
      as any Participant and may
      exercise the same as though it
      were not the Agent, and the terms
      "Participant" and "Participants"
      shall include the Agent in its
      individual capacity.

     SECTION 14.9. Successor Agent. The
      Agent may resign as Agent upon 20
      days' notice to the Participants,
      the Lessor or the Lessee. If the
      Agent shall resign as Agent under
      this Agreement and the other
      Operative Documents, then the
      Required Participants shall
      appoint a
successor agent for the Participants,
 which successor agent shall be a
 commercial bank organized under the
 laws of the United States of America
 or any State thereof or under the laws
 of another country which is doing
 business in the United States of
 America and having a combined capital,
 surplus and undivided profits of at
 least $100,000,000 (and if no Default
 or Event of Default exists, shall be
 approved by the Lessee (which consent
 shall not be unreasonably withheld)),
 whereupon such successor agent shall
 succeed to the rights, powers and
 duties of the Agent, and the term
 "Agent" shall mean such successor
 agent effective upon such appointment
 and approval, and the former Agent's
 rights, powers and duties as Agent
 shall be terminated, without any other
 or further act or deed on the pan of
 such former Agent or any of the
 parties to this Agreement. If no
 successor Agent has accepted
 appointment as Agent by the date which
 is 20 days following a resigning
 Agent's notice of resignation, the
 resigning Agent's resignation shall
 nevertheless thereupon become
 effective and the Participants shall
 perform all of the duties of the Agent
 hereunder until such time, if any, as
 the Required Participants appoint a
 successor Agent as provided above.
 After any retiring Agent's resignation
 as Agent, all of the provisions of
 this Section 14 shall inure to its
 benefit as to any actions taken or
 omitted to be taken by it while it was
 Agent under this Agreement and the
 other Operative Documents.

SECTION 15. MISCELLANEOUS
     SECTION 15.1. Survival of
      Agreements. The representations,
      warranties, covenants,
      indemnifies and agreements of the
      parties provided for in the
      Operative Documents, and the
      parties' obligations under any
      and all thereof, shall survive
      the execution and delivery of
      this Participation Agreement, the
      transfer of the Property to the
      Lessor, the construction and
      installation of any Equipment,
      any disposition of any interest
      of the Lessor in the Property,
      payment of the Advances and the
      Participation Interests and any
      disposition thereof and shall be
      and continue in effect
      notwithstanding any investigation
      made by any party and the fact
      that any party may waive
      compliance with any of the other
      terms, provisions or conditions
      of any of the Operative
      Documents. Except as otherwise
      expressly set forth herein or in
      other Operative Documents, the
      indemnities of the parties
      provided for in the Operative
      Documents shall survive the
      expiration or termination of any
      thereof.

     SECTION 15.2. No Broker, etc. Each
      of the parties hereto represents
      to the others that it has not
      retained or employed any broker,
      finder or financial adviser to
      act on its behalf in connection
      with this Participation Agreement
      or the transactions contemplated
      herein, nor has it authorized any
      broker, finder or financial
      adviser retained or employed by
      any other Person so to act. Any
      party who is in breach of this
      representation shall indemnify
      and hold the other parties
      harmless from and against any
      liability arising out of such
      breach of this representation.

     SECTION 15.3. Notices. Unless
      otherwise specifically provided
      herein, all notices, consents,
      directions, approvals,
      instructions, requests and other
      communications required or
      permitted by the terms hereof to
      be given to any Person shall be
      given in writing and delivered
      (i) personally, (ii) by a
      nationally recognized overnight
      courier service, (iii) by mail
      (by registered or
certified mail, return receipt
 requested, postage prepaid) or (iv) by
 facsimile, in each case directed to
 the address of such Person as
 indicated on Schedule II. Any such
 notice shall be effective upon receipt
 or refusal.

     From time to time any party may
      designate a new address for
      purposes of notice hereunder by
      written notice to each of the
      other parties hereto in
      accordance with this Section.

     SECTION 15.4. Counterparts. This
      Participation Agreement may be
      executed by the parties hereto in
      separate counterparts, each of
      which when so executed and
      delivered shall be an original,
      but all such counterparts shall
      together constitute but one and
      the same instrument.

     SECTION 15.5. Amendments. Subject
      to the provisions of Section 11
      hereof, no Operative Document nor
      any of the terms thereof may be
      terminated, amended,
      supplemented, waived or modified
      with respect to the Lessee, the
      Lessor, the Agent or any
      Participant, except (a) in the
      case of a termination, amendment,
      supplement, waiver or
      modification to be binding on the
      Lessee, the Lessor or the Agent,
      with the written agreement or
      consent of such party, and (b) in
      the case of a termination,
      amendment, supplement, waiver or
      modification to be binding on the
      Participants, with the written
      agreement or consent of the
      Required Participants; provided,
      however, that

          (x)    no such termination,
           amendment, supplement,
           waiver or modification shall
           without written agreement or
           consent of each Participant:

               (i) modify any of the
                provisions of Section
                11 of this Agreement or
                this Section 15.5,
                change the definition
                of "Required
                Participants" or modify
                or waive any provision
                of an Operative
                Agreement requiring
                action by the foregoing;

               (ii) amend, modify,
                waive or supplement any
                of the provisions of
                Sections 3.6, 3.7 or
                3.10 - 3.20 of this
                Agreement or the
                representations of such
                Participant in Section
                8-8- or the covenants
                in Sections 7 and 10 of
                this Participation
                Agreement;

               (iii) reduce, modify,
                amend or waive any fees
                or indemnities in favor
                of any Participant,
                including without
                limitation amounts
                payable pursuant to
                Section 13 (except that
                any Person may consent
                to any reduction,
                modification, amendment
                or waiver of any
                indemnity payable to
                it);

               (iv) modify, postpone,
                reduce or forgive, in
                whole or in part, any
                payment of Rent (other
                than pursuant to the
                terms of any Operative
                Agreement), any payment
                in respect of its
                Participation Interest,
                or any payment of the
                Asset Termination
                Value, Commitment Fee,
                Residual Value
                Guarantee Amount,
                amounts due pursuant to
                Section 22.2 of the
                Lease, or interest or,
                subject to clause (iii)
                above, any other amount
                payable under the Lease
                or this Participation
                Agreement, or modify
                the definition or
                method of calculation
                of Rent (other than
                pursuant to the terms
                of any Operative
                Agreement),
                Participation Interest,
                Asset Termination
                Value, Commitment Fee,
                Shortfall Amount,
                Residual Value
                Guarantee Amount,
                Required Supplemental
                Payments, Property
                Cost, Participant
                Balance, Tranche A

               Participation Interest
                Balance, Tranche B
                Participation Interest
                Balance, or any other
                definition which would
                affect the amounts to
                be advanced or which
                are payable under the
                Operative Documents; or

                        (v) consent to
                        any assignment
                        of the Lease,
                        releasing the
                        Lessee from its
                        obligations in
                        respect of the
                        payments of
                        Rent and the
                        Asset
                        Termination
                        Value or
                        changing the
                        absolute and
                        unconditional
                        character of
                        such
                        obligation; and

                    (y) no other
                     termination,
                     amendment,
                     supplement, waiver
                     or modification
                     shall, without the
                     written agreement
                     or consent of the
                     Lessor and the
                     Required
                     Participants, be
                     made to the Lease
                     or Section 6 of
                     this Participation
                     Agreement or the
                     definition of
                     "Event of Default".

               SECTION 15.6. Headings,
                etc. The Table of
                Contents and headings
                of the various Sections
                of this Agreement are
                for convenience of
                reference only and
                shall not modify,
                define, expand or limit
                any of the terms or
                provisions hereof.

               SECTION 15.7. Parties in
                Interest. Except as
                expressly provided
                herein, none of the
                provisions of this
                Participation Agreement
                are intended for the
                benefit of any Person
                except the parties
                hereto. Subject to the
                provisions of Section
                25.1 of the Lease, the
                Lessee shall not assign
                or transfer any of its
                rights or obligations
                under the Operative
                Documents without the
                prior written consent
                of the Lessor, the
                Agent and the
                Participants, except
                that the Lessee may
                without such consent
                assign rights or
                obligations of the
                Lessee under the
                Operative Documents to
                an Affiliate of the
                Lessee, provided that
                the Lessee remains
                primarily liable with
                respect to such
                obligations and
                provides its full
                unconditional and
                irrevocable guaranty of
                such Affiliate's
                obligations under the
                Operative Documents,
                such guaranty to be in
                form and substance
                reasonably satisfactory
                to the Required
                Participants. If the
                Lessor, the Agent and
                the Participants
                consent to any such
                assignment or transfer
                to a Person not an
                Affiliate of the
                Lessee, the Lessee
                shall remain primarily
                liable with respect to
                such obligations and
                provide its full and
                unconditional guaranty
                of such Person's
                obligations under the
                Operative Documents,
                such guaranty to be in
                form and substance
                reasonably satisfactory
                to the Required
                Participants.

               SECTION 15.8. GOVERNING
                LAW. THIS PARTICIPATION
                AGREEMENT SHALL IN ALL
                RESPECTS BE GOVERNED BY
                THE LAW OF THE STATE OF
                ILLINOIS (EXCLUDING ANY
                CONFLICT-OF-LAW OR
                CHOICE-OF-LAW RULES
                WHICH MIGHT LEAD TO THE
                APPLICATION OF THE
                INTERNAL LAWS OF ANY
                OTHER JURISDICTION) AS
                TO ALL MATTERS OF
                CONSTRUCTION, VALIDITY
                AND PERFORMANCE.

               SECTION 15.9.
                Severability. Any
                provision of this
                Participation Agreement
                that is prohibited or
                unenforceable in any
                jurisdiction shall, as
                to such jurisdiction,
                be ineffective to the
                extent of such
                prohibition or
                unenforceability
                without invalidating
                the remaining
                provisions hereof, and
                any such prohibition or
                unenforceability in any
                jurisdiction shall not
                invalidate or render
                unenforceable such
                provision in any other
                jurisdiction.

     SECTION 15.10. Liability Limited.
      (a) The parties hereto agree that
      the Lessor shall have no personal
      liability whatsoever to the
      Lessee, the Agent or any
      Participant or their respective
      successors and assigns for any
      claim based on or in respect of
      the Lease or any of the other
      Operative Documents or arising in
      any way from the transactions
      contemplated hereby or thereby;
      provided, however, that the
      Lessor shall be liable in its
      individual capacity (a) for its
      own willful misconduct or gross
      negligence (or negligence in the
      handling of funds), (b) for
      liabilities that may result from
      its breach of the covenant to
      remove Lessor Liens set forth in
      Section 10.3, or (c) for any Tax
      based on or measured by any fees,
      commission or compensation
      received by it for acting as the
      Lessor as contemplated by the
      Operative Documents. It is
      understood and agreed that,
      except as provided in the
      preceding proviso: (i) the Lessor
      shall have no personal liability
      under any of the Operative
      Documents; (ii) all obligations
      of the Lessor to the Lessee, the
      Agent and the Participants are
      solely nonrecourse obligations
      and shall be enforceable solely
      against the interest of the
      Lessor in the Property; and (iii)
      all such personal liability of
      the Lessor is expressly waived
      and released as a condition of,
      and as consideration for, the
      execution and delivery of the
      Operative Documents by the
      Lessor. Notwithstanding anything
      contained herein, the
      restrictions stated in the
      preceding provisions of this
      Section 15.10(a) shall not apply
      to liability of the Lessor
      arising because of a breach of
      the Lessor's obligation to remove
      Lessor Liens or because of its
      receiving Advances and failing to
      disburse Advances to the Lessee
      in accordance with the Operative
      Documents, or failure to disburse
      proceeds from the sale of the
      Property in accordance with this
      Lease.

          (b) No Participant shall have
           any obligation to any other
           Participant or to the
           Lessee, the Lessor or the
           Agent with respect to
           transactions contemplated by
           the Operative Documents,
           except those obligations of
           such Participant expressly
           set forth in the Operative
           Documents or except as set
           forth in the instruments
           delivered in connection
           therewith, and no
           Participant shall be liable
           for performance by any other
           party hereto of such other
           party's obligations under
           the Operative Documents
           except as otherwise so set
           forth.

     SECTION 15.11. Further Assurances.
      The parties hereto shall promptly
      cause to be taken, executed,
      acknowledged or delivered, at the
      sole expense of the Lessee, all
      such further acts, conveyances,
      documents and assurances as the
      other parties may from time to
      time reasonably request in order
      to carry out and effectuate the
      intent and purposes of this
      Participation Agreement, the
      other Operative Documents, and
      the transactions contemplated
      hereby and thereby (including,
      without limitation, the
      preparation, execution and filing
      of any and all Uniform Commercial
      Code financing statements and
      other filings or registrations
      which the parties hereto may from
      time to time request to be filed
      or effected). The Lessee, at its
      own expense and without need of
      any prior request from any other
      party, shall take such action as
      may be necessary (including any
      action specified in the preceding
      sentence), or (if the Lessor
      shall so request) as so
      requested, in order to maintain
      and protect all security
      interests provided for hereunder
      or under any other Operative
      Document.

     SECTION 15.12. Submission to
      Jurisdiction. The Lessee hereby
      submits to the nonexclusive
      jurisdiction of the United States
      District Court for the Northern
      District of Illinois and of any
      Illinois state court sitting in
      Cook County for purposes of all
      legal proceedings arising out of
      or relating to the Operative
      Documents or the transactions
      contemplated hereby. The Lessee
      irrevocably waives, to the
      fullest extent permitted by law,
      any objection which it may now or
hereafter have to the laying of the
 venue of any such proceeding brought
 in such a court and any claim that any
 such proceeding brought in such a
 court has been brought in an
 inconvenient forum.

     SECTION 15.13. Confidentiality.
      The Lessor, the Agent and each
      Participant represent that they
      will maintain the confidentiality
      of the transactions contemplated
      by, and of any written or oral
      information provided under, the
      Operative Documents by or on
      behalf of the Lessee (hereinafter
      collectively called "Confidential
      Information"), subject to the
      Lessor's, the Agent's and each
      Participant's (a) obligation to
      disclose any such Confidential
      Information pursuant to a request
      or order under applicable laws
      and regulations or pursuant to a
      subpoena or other legal process,
      (b) right to disclose any such
      Confidential Information to its
      bank examiners, Affiliates,
      auditors, counsel and other
      professional advisors and to
      other Participants, (c) right to
      disclose any such Confidential
      Information in connection with
      any litigation or dispute
      involving the Participants and
      the Lessee or any of its
      Subsidiaries and Affiliates and
      (d) right to provide such
      information to Sub-Participants,
      prospective Sub-Participants to
      which sales of participating
      interests are permitted pursuant
      to this Participation Agreement
      and prospective assignees to
      which assignments of interests
      are permitted pursuant to this
      Participation Agreement, but only
      if (i) such Sub-Participant,
      prospective Sub-Participant or
      prospective assignee agrees in
      writing to maintain the
      confidentiality of such
      information on terms
      substantially similar to those of
      this Section as if it were a
      "Participant" party hereto and
      (ii) the Lessee receives copies
      of such written agreement prior
      to the release of such
      information. Notwithstanding the
      foregoing, any such information
      supplied to a Participant,
      Sub-Participant, prospective
      Sub-Participant or prospective
      assignee under this Participation
      Agreement shall cease to be
      Confidential Information if it is
      or becomes known to such Person
      by other than unauthorized
      disclosure, or if it becomes a
      matter of public knowledge.

     SECTION 15.14. WAIVER OF JURY
      TRIAL. EACH OF THE LESSEE, THE
      AGENT, THE LESSOR, AND EACH
      PARTICIPANT HEREBY IRREVOCABLY
      WAIVES ANY AND ALL RIGHT TO TRIAL
      BY JURY IN ANY LEGAL PROCEEDING
      ARISING OUT OF OR RELATING TO THE
      OPERATIVE DOCUMENTS OR THE
      TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 15.15. Usury Savings
      Clause. Nothing contained in this
      Participation Agreement or the
      other Operative Documents shall
      be deemed to require the payment
      of interest or other charges by
      the Lessee or any other Person in
      excess of the amount which may be
      may lawfully be charged under any
      applicable usury laws. In the
      event that the Lessor or any
      other Person shall collect moneys
      under the Participation Agreement
      or any other Operative Document
      which are deemed to constitute
      interest (including, without
      limitation, the Basic Rent or
      Supplemental Rent) which would
      increase the effect interest rate
      to a rate in excess of that
      permitted to be charged by
      applicable law, all such sums
      deemed to constitute interest in
      excess of the legal rate shall,
      upon such determination, at the
      option of the Person to whom such
      payment was made, be returned to
      the Person making such payment or
      credited against other amounts
      owed by the person making such
      payment.

[SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              VITESSE SEMICONDUCTOR CORPORATION, as Lessee

                              By:
                                  -------------------------------------------
                                  Eugene F. Hovanec,
                                  Vice President, Finance
                                  & Chief Financial Officer

                              By:
                                  -------------------------------------------
                                  David M. Shipley, Vice President

                              ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH, as Agent

                              By: /s/ ??
                                  -------------------------------------------

                              Title: V.P & Director
                                     ----------------------------------------

                              By: /s/ ??
                                  -------------------------------------------

                              Title: ?
                                     ----------------------------------------


                              ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH, as Participant


                              By: /s/ ??
                                  -------------------------------------------

                              Title: V.P. & Director
                                     ----------------------------------------


                              By: /s/ ?
                                  -------------------------------------------

                              Title:  ?
                                     ----------------------------------------

               SCHEDULE I

                                                       Commitment
Participant                Commitments                 Percentage
---------------------------------------------------------------------------
ABN AMRO BANK N.V.,        Tranche A
SAN FRANCISCO              Participation
INTERNATIONAL BRANCH       Interest:       $36,000,000  80.00000000%

                           Tranche B
                           Participation
                           Interest:       $ 9,000,000  20.00000000%
                                           -----------  -----------

      TOTAL COMMITMENT:                    $45,000,000 $100.00000000%
                                           =========== =============

                                  SCHEDULE II

                     Notice Information and Funding Offices

   Lessee:  VITESSE SEMICONDUCTOR CORPORATION
          741 Calle PIano
          Camarillo, California 93012

          Attention:  Eugene F. Hovanec
             Vice President, Finance and Chief
             Financial Officer

             Telephone: (805) 389-7136
             Facsimile: (805) 388-7565

   Lessor:   LEASE PLAN NORTH AMERICA, INC.
             135 S. LaSalle Street, Suite 711
             Chicago, Illinois 60603

             Attention:    David M. Shipley, Vice President

             Telephone:    (312) 904-2183
             Facsimile:    (312) 904-6217

   Agent:    ABN AMRO BANK N.V., SAN FRANCISCO
             INTERNATIONAL BRANCH
             101 California Street, Suite 4550
             San Francisco, CA 94111

          Attention:  Bruce W. Swords
                      Vice President, Director

             Telephone: (415) 984-3721
             Facsimile: (415) 362-3524

          Operations Contact:

          ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH
          101 California Street, Suite 4550
          San Francisco, CA 94111

          Attention:    Ms. Gloria Chang Lee

             Telephone: (415) 984-3720
             Facsimile: (415) 362-3524

Participant:    ABN AMRO BANK N.V., SAN FRANCISCO
                INTERNATIONAL BRANCH
                101 Califomia Street, Suite 4550
                San Francisco, CA 94111

Attention:  Brace W. Swords
Vice President, Director

Telephone:  (415) 984-3721
Facsimile:  (415) 362-3524

Payment
Instructions:  Bank: Federal Reserve Bank of New York
               Acct: ABN AMRO New York
               ABA#: 026009580

Further
Credit to:  ABN AMRO San Francisco
            Acct#: 6510010545-41
            Re: Vitesse Semiconductor

                                 SCHEDULE III

                             Environmental Matters

Four metal drums were observed on the Property of CTL/Thompson, Inc. Consulting Engineers("CTL") as disclosed in the Phase I Environmental Site Assessment prepared by ETL dated June 17, 1996 and delivered to the Lessor and the Agent. The Lessee has been told that such drums were removed and believees that they were so removed by the seller of the Property. The Lessee does not know, and can give no assurances as to, whether such drums were removed and disposed of in compliance with Environmental Laws.